FILE NO. 2-34100
 FIDELITY SYSTEMATIC INVESTMENT PLANS
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
POST-EFFECTIVE AMENDMENT NO. 64
TO
FORM S-6
For registration under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2.
A. EXACT NAME OF TRUST:
FIDELITY SYSTEMATIC INVESTMENT PLANS:
Destiny Plans I and Destiny Plans II
B. NAME OF DEPOSITOR:
FIDELITY DISTRIBUTORS CORPORATION
C. COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES:
82 Devonshire Street
Boston, Massachusetts 02109
D. NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICES:
Arthur S. Loring
Fidelity Distributors Corporation
82 Devonshire Street
Boston, Massachusetts 02109
It is proposed that this filing will become effective (check appropriate box):
[    ] immediately upon filing pursuant to paragraph (b)
[ X] On November 19, 1997 pursuant to paragraph (b)
[    ] 60 days after filing pursuant to paragraph (a)(i)
[    ] on (      ) pursuant to paragraph (a)(i)
[    ] 75 days after filing pursuant to paragraph (a)(ii)
[    ]     on (      ) pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[    ] this post-effective amendment designates a new effective date for a previously filed post-effective
 amendment.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 64
TO
REGISTRATION STATEMENT FILE NO. 2-34100
 PAGE
Facing Sheet 1
Table of Contents 2
Cross-Reference Sheet 3
Prospectus    7
Signature Page    69
Exhibits    70

RECONCILIATION AND TIE OF INFORMATION SHOWN IN
INVESTMENT PLANS PROSPECTUS WITH THAT REQUIRED BY FORM N-8B-2
FORM N-8B-2 CAPTION
ITEM NUMBER REFERENCE
  1(a)  Front Cover
    (b) Introductory Statement
  2 Fidelity Systematic Investment Plans (First Page); The Custodian;
The Sponsor
 3 The Custodian; The Sponsor; Back Cover
 4 Back Cover
 5 General
 6(a) The Custodian; The Sponsor
  (b) The Custodian; The Sponsor
 7 Not applicable
 8 The fiscal year end of the trust is September 30
 9 Not applicable
 10(a) How to Start a Destiny Plan
   (b) Distributions
   (c) Borrowing Against Your Plan Without Termination; Cancellation and Refund
  Rights; Terminating the Plan and Withdrawal of Shares
   (d) Borrowing Against Your Plan Without Termination; Transferring or Assigning
  Rights in the Plan; Terminating the Plan and Withdrawal of Shares; Plan Reinstatement
 Privilege
   (e) Not applicable
   (f) Retaining Full Voting Rights in Fund Shares
   (g)(1)(2) Substitution of the Underlying Investment

FORM N-8B-2 CAPTION
ITEM NUMBER REFERENCE
      (3)(4) The Custodian; The Sponsor
   (h)(1)(2) Substitution of the Underlying Investment
      (3)(4) The Custodian; The Sponsor
   (i) The Sponsor; Custodian Fees
 11 Investment Objective
 12(a) Investment Objective
   (b)-(d) The Custodian; The Sponsor
   (e) Not Applicable
 13(a)(A)(B) How Fidelity Systematic Investment Plans Can Help Planholders Meet Their
 Objectives; A $50 Monthly Investment Plan; Allocation of Investments and
 Deductions; Extended Investment Option; Sponsor and Custodian Fees; The Custodian; The Sponsor
       (C)(D) The Sponsor; Custodian Fees; The Custodian; General
   (b) A $50 Monthly Investment Plan
   (c) Fidelity Systematic Investment Plans (Page 1)
   (d) Rights and Privileges of Planholders; The Custodian; The
Sponsor;
 Planholders May Qualify for Reduced Fees
   (e),(f) Not Applicable
   (g) Allocation of Investments and Deductions (10 Year Plans); Allocation of Investments
 and Deductions (15 Year Plans); Financial Statements
 14 How to Start a Destiny Plan
 15 The Custodian; The Sponsor
 16 The Custodian; The Sponsor
 17 Rights and Privileges of Planholders
 18(a),(b) Distributions; The Custodian; The Sponsor
   (c) Not Applicable
   (d) Not Applicable
 19 The Custodian; The Sponsor

FORM N-8B-2 CAPTION
ITEM NUMBER REFERENCE
 20(a-d) The Custodian; The Sponsor; Rights and Privileges of
Planholders;
 Termination of a Plan
   (e),(f) Not Applicable
 21 Not Applicable
 22 Reference is made to the statements in Exhibit 1.A.(1) filed herewith
  under the caption "Indemnification."
 23 The Sponsor
 24 Not Applicable
 25 The Sponsor
 26(a) Financial Statements
   (b) Not Applicable
 27 The Sponsor
 28 The Sponsor
 29 The Sponsor
 30 Not Applicable
 31 The Sponsor
 32 Not Applicable
 33 Not Applicable
 34 Not Applicable
 35(A)(B) General
   (C) Not Applicable
 36 Not Applicable
 37 Not Applicable
 38 Fidelity Systematic Investment Plans (Page 1); General
 39 The Sponsor
 40 Financial Statements
 41(a) The Sponsor
FORM N-8B-2 CAPTION
ITEM NUMBER REFERENCE
   (b) (c) Not Applicable
 42 The Sponsor
 43 Not Applicable
 44(a) Financial Statements
   (b) Allocation of Investments and Deductions; Total Allocations and Deductions When
 Extended Investment Option of 120 Additional Investments Is Used; A
$50
  Monthly Investment Plan; Financial Statements
 45 Not Applicable
 46(a),(b) Fidelity Systematic Investment Plans (Page 1); Allocation of Investments and
  Deductions; Total Allocations and Deductions When Extended
Investment Option
 of 120 Additional Investments Is Used; A $50 Monthly Investment Plan;
Statement
 of Operations; Statement of Condition
 47 Not Applicable
 48 The Custodian; The Sponsor
 49 Creation and Sales Charges; The Custodian; The Sponsor; Statement of Operations
 50 Notes C&D (pp. 5,6); Notes A&B (pp. 7); Note B (pp. 8); The
Custodian;
 The Sponsor
 51 Not Applicable
  52(a) Not Applicable
   (b) Not Applicable
   (c) Substitution of the Underlying Investment
   (d) Not Applicable
 53 Taxes
 54 Not Applicable
 55 Illustration of a Hypothetical $50 ($166.66) Monthly Destiny I
Plan
 56-59 Not Applicable



FIDELITY
SYSTEMATIC
INVESTMENT
PLANS:
DESTINY PLANS I
DESTINY PLANS II
PROSPECTUS
NOVEMBER    19    , 199   7
FIDELITY SYSTEMATIC INVESTMENT PLANS:
DESTINY PLANS I AND DESTINY PLANS II
 Fidelity Systematic Investment Plans, a plan consisting of two series, Destiny Plans I and Destiny Plans II (each a Plan and collectively, the Plans), for the accumulation of shares of Fidelity Destiny Portfolios, a series fund consisting of Destiny I and Destiny II (each a Fund and collectively, the Funds), are offered by Fidelity Distributors Corporation (Distributors or Sponsor), the Sponsor and Principal Underwriter. Investments in Destiny Plans I purchase shares of Destiny I and investments in Destiny Plans II purchase shares of Destiny II. Exchanges between the two Plans are not permitted.
 Planholders make a fixed monthly investment for either 10 or 15 years. On 10-year Plans, the Creation and Sales Charges range from 8.24% on $6,000 Plans ($50 a month) to 0.64% on $1,200,000 Plans
($10,000 a month) and from 9.20% to 0.64% of the net amount invested, respectively. Total deductions range from 11.66% to 0.66% of the net amount invested, respectively. On 15-year Plans, the Creation and Sales Charges range from 8.67% on $9,000 Plans ($50 a month) to 0.61% on $1,800,000 Plans ($10,000 a month) and from 9.73% to 0.61% of the net amount invested, respectively. Total deductions range from 12.20% to 0.63% of the net amount invested.
 Investments are applied, after authorized deductions, to the purchase of Fund shares at net asset value (NAV). THESE SHARES ARE A LONG-TERM INVESTMENT AND ARE NOT SUITABLE FOR INVESTORS SEEKING QUICK PROFITS OR WHO MIGHT BE UNABLE TO COMPLETE A PLAN. Since a major portion of the entire Creation and Sales Charges is deducted from the first year's investment, withdrawal or termination of your investment in the early years of the Plan will probably result in a loss. For example, on a
$6,000 Plan    -     $50 a month for 10 years    -     total charges
amount to 10.44% of the investments made if the Plan is completed. However, even after application of the refund privilege described on page , total deductions would amount to 17.2% of total investments if this Plan were terminated any time between 2 months and 18 months. Moreover, if it were terminated after 18 months, total deductions would amount to 35.11% of total investments; they would amount to 29% if the Plan were terminated after two years. A detailed description of all deductions appears on pages , , and .
 The value of each Fund's shares is subject to fluctuations in the values of its underlying securities. A Plan calls for monthly investments at regular intervals regardless of the price level of the Fund's shares. Planholders should therefore consider their financial ability to continue a Plan. A Plan offers no assurance against loss in a declining market. Terminating the Plan at a time when the value of the Fund shares the Planholder has acquired is less than their cost will result in a loss. Preinvestment of all or any part of the first year's investments on Plans offered herein increases the possible loss in the event of early termination.
 Shares of the Funds are offered to the general public only through the Fidelity Systematic Investment Plans. Shares of certain other mutual funds managed by the Funds' adviser, which might be considered to have investment objectives similar in many respects to those of the Funds, may be acquired by direct purchase without any sales charges, payment of the Custodian Fee, or penalties for early termination.
 Planholders have the right to a 45-day refund or a limited refund of their investment for certain periods of time and under the conditions described in more detail under the heading "Cancellation and Refund Rights," page .
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY
THE CURRENT PROSPECTUS FOR FIDELITY DESTINY PORTFOLIOS.
Planholders should read and retain this Prospectus for future reference.
I.DES   -    PRO-1197












[This Page Intentionally Left Blank]

TABLE OF CONTENTS

 PAGE
HOW FIDELITY SYSTEMATIC INVESTMENT PLANS CAN HELP PLANHOLDERS MEET THEIR OBJECTIVES
ALLOCATION OF INVESTMENTS AND DEDUCTIONS
A $50 MONTHLY INVESTMENT PLAN
INVESTMENT OBJECTIVE
HOW TO START A DESTINY PLAN
TAX-SHELTERED RETIREMENT PLANS
PLANHOLDERS MAY QUALIFY FOR REDUCED FEES
  1. Reduced Custodian Fees under an Automatic Investment Program
  2. Purchasing Two or More Plans at the Same Time
  3. Rights of Accumulation
RIGHTS AND PRIVILEGES OF PLANHOLDERS
  1. Distributions
  2. Federal Income Tax Withholding
  3. Transferring or Assigning Rights in the Plan
  4. Retaining Full Voting Rights in Fund Shares
  5. Making Preinvestments to Complete the Plan Ahead of Schedule
  6. Changing the Face Amount of the Plan
  7 Extended Investment Option
  8.    Partial Liquidation of     Your Plan Without Termination
  9. Systematic Withdrawal Program
 10. Cancellation and Refund Rights
 11. Terminating the Plan and Withdrawal of Shares
 12. Plan Reinstatement Privilege
SPONSOR AND CUSTODIAN CHARGES
  1. Creation and Sales Charges
  2. Custodian Fees
  3. Incidental Service Fees
TAXES
SUBSTITUTION OF THE UNDERLYING INVESTMENT
TERMINATION OF A PLAN
THE CUSTODIAN AND SPONSOR
  1. The Custodian
  2. The Sponsor
GENERAL
FINANCIAL STATEMENTS
FIDELITY DESTINY PORTFOLIOS' PROSPECTUS  F-1
 No salesman, dealer, or other person, is authorized by the Sponsor, Fidelity Systematic Investment Plans, or Fidelity Destiny Portfolios to give any information or make any representation other than those contained in the Plans' Prospectus or the Prospectus of Fidelity Destiny Portfolios, or in any other printed or written material issued under the name of the Sponsor, the Plans, or Fidelity Destiny Portfolios. No person should rely upon any information not contained in these materials.

HOW FIDELITY SYSTEMATIC INVESTMENT PLANS CAN HELP PLANHOLDERS MEET THEIR OBJECTIVES

 Many people who want to build an investment portfolio find it difficult to save the money necessary to make periodic stock purchases. The Destiny Plans are designed to help such people. These Plans make it possible for Planholders to build equity over a period of years by investing a modest sum each month in mutual fund shares.
 The value of each Fund's shares is subject to fluctuations in the values of its underlying securities. A Plan calls for monthly investments at regular intervals regardless of the value of the Fund's shares. A Plan offers no assurance against loss in a declining market and does not eliminate the risk inherent in the ownership of any security. Terminating the Plan at a time when the value of the Fund shares acquired is less than their cost will result in a loss. Planholders should therefore consider their financial ability to continue a Plan.
 Another feature of a Plan is the service rendered by the Custodian, State Street Bank and Trust Company, or its affiliated bookkeeping and administrative service agent, Boston Financial Data Services, Inc. (Boston Financial). Acting as the Planholder's agent, the Custodian assumes the responsibility for the many details of the Plan. A description of the Custodian's services and charges appears on page .
 Before opening a Plan you should consider the following:
1. Investments made through the Plans will not result in direct ownership of either Fidelity Destiny Portfolios: Destiny I or Destiny II shares, but rather will represent an interest in a unit investment trust, which will have direct ownership of Fidelity Destiny
Portfolios: Destiny I or Destiny II shares. Planholders will have a beneficial interest in the underlying Portfolios' shares.
2. Unlike most other plans of this type, the primary issuer    -
    Fidelity Destiny Portfolios    -     does not sell its shares
directly to the public. Initial investments in the Funds may be made only through the trust arrangements provided by the Plans.
3. These Plans contain Creation and Sales Charges, sometimes called a
"front-end load", and are referred to on page    1    . The effect of
a "front-end load"    and Custodian fees     is that if a Planholder
terminates the Plan between 2 months and 18 months, the Planholder may
lose as much as 17.2% o       f the total investments made up to that
date and as much as 35.1% after 18 months. See the tables and accompanying notes on pages , , and .
4. In addition to the Creation and Sales Charges, Planholders must pay additional fees to the Custodian. These fees relieve Planholders of the administrative details associated with the holding of securities. Some investors could perform these services for themselves if they were to purchase and hold the securities directly. An investor should weigh the value of the Custodian services against the cost of the Custodian Fees before making an investment decision. See page .
5. The dealer firm of record has proprietary rights to all commissions earned during the duration of your Plan. It is also under no obligation to transfer your Plan to another dealer firm as long as its dealer agreement with Fidelity Destiny Plans remains active. If the dealer firm of record chooses to release your Plan and, therefore, subsequent commissions to a new dealer firm, it must first complete and sign an Assignment of Amounts Due form. This form must be returned to the Custodian, State Street Bank and Trust Company.
1.ALLOCATION OF INVESTMENTS AND DEDUCTIONS
10-YEAR PLANS
(120 INVESTMENTS)
(ASSUMING THAT ALL INVESTMENTS ARE MADE IN ACCORDANCE WITH THE TERMS
OF THE PLAN)

                         CREATION AND SALES CHARGES             CUSTODIAN FEES                 % OF TOTAL CHARGES

                         Per     Per
             Total       Invest  Invest           % of                              Net        To
Monthly      Investments ments   ments            Total  Per             Total      Investment Total  To Net
Investment   (Face       1       thru 1           Invest Invest Total    Charges    In Fund    Invest Investments in
Unit         Amount)     thru 12 120     Total    ments  ment   (A)      (A)(B)     Shares (C) ments  Fund Shares
   $ 50.00    $ 6,000.00 $ 25.00 $ 1.80  $ 494.40 8.24% $ 1.10 $ 132.00  $ 626.40   $ 5,373.60 10.44% 11.66%
     75.00      9,000.00   37.50   2.70    741.60 8.24    1.25   150.00    891.60     8,108.40  9.91  11.00
    100.00     12,000.00   50.00   3.60    988.80 8.24    1.50   180.00  1,168.80    10,831.20  9.74  10.79
    125.00     15,000.00   62.50   4.50  1,236.00 8.24    1.50   180.00  1,416.00    13,584.00  9.44  10.42
    150.00     18,000.00   75.00   5.40  1,483.20 8.24    1.50   180.00  1,663.20    16,336.80  9.24  10.18
    166.66     19,999.20   83.33   5.00  1,539.96 7.70    1.50   180.00  1,719.96    18,279.24  8.60   9.41
    200.00     24,000.00  100.00   4.02  1,634.16 6.81    1.50   180.00  1,814.16    22,185.84  7.56   8.18
    250.00     30,000.00  125.00   5.00  2,040.00 6.80    1.50   180.00  2,220.00    27,780.00  7.40   7.99
    300.00     36,000.00  150.00   5.00  2,340.00 6.50    1.50   180.00  2,520.00    33,480.00  7.00   7.53
    350.00     42,000.00  175.00   4.50  2,586.00 6.16    1.50   180.00  2,766.00    39,234.00  6.59   7.05
    400.00     48,000.00  200.00   4.00  2,832.00 5.90    1.50   180.00  3,012.00    44,988.00  6.28   6.70
    500.00 (D) 60,000.00  225.00   2.78  3,000.24 5.00    1.50   180.00  3,180.24    56,819.76  5.30   5.60
    750.00     90,000.00  300.00   2.50  3,870.00 4.30    1.50   180.00  4,050.00    85,950.00  4.50   4.71
  1,000.00    120,000.00  300.00   5.00  4,140.00 3.45    1.50   180.00  4,320.00   115,680.00  3.60   3.73
  1,500.00    180,000.00  315.00   6.00  4,428.00 2.46    1.50   180.00  4,608.00   175,392.00  2.56   2.63
  2,000.00    240,000.00  325.00   7.00  4,656.00 1.94    1.50   180.00  4,836.00   235,164.00  2.02   2.06
  2,500.00    300,000.00  350.00   8.00  5,064.00 1.69    1.50   180.00  5,244.00   294,756.00  1.75   1.78
  5,000.00    600,000.00  400.00  11.00  5,988.00 1.00    1.50   180.00  6,168.00   593,832.00  1.03   1.04
 10,000.00  1,200,000.00  500.00  15.56  7,680.48 0.64    1.50   180.00  7,860.48 1,192,139.52  0.66   0.66

NOTES:
(A) Does not include an annual $12 Custodian Fee (for completed or incomplete inactive Plans only), payable to the Custodian first from dividends and distributions and then, if necessary, from principal. Plans established under an Automatic Investment Program will pay a reduced Custodian Fee of $0.75 per automatic investment. See "Reduced Custodian Fees under an Automatic Investment Program" on page .
(B) Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined by pro rating each Plan's annual administrative costs over the total number of Plan accounts. For the
fiscal year ended September 1997, the charge was $   7.11     for
Destiny Plans I and $   6.32     for Destiny Plans II per Plan
account. In addition, subsequent to January 1, 1986, this charge is subject to increases by the Sponsor, in the aggregate not to exceed increases in the Consumer Price Index. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year. (If a face amount change is made, the Planholder is subject to the provisions of the currently effective prospectus at the time of the face change.)
(C) Dividends and distributions received on each Fund's shares during the periods shown above have not been included or reflected in any way in the above figures.
(D) All $500 Monthly Plans established after August 29, 1984, including face amount changes to existing Plans, will be subject to the charges outlined herein.
2.ALLOCATION OF INVESTMENTS AND DEDUCTIONS
15-YEAR PLANS
(180 INVESTMENTS)
(ASSUMING THAT ALL INVESTMENTS ARE MADE IN ACCORDANCE WITH THE TERMS
OF THE PLAN)

                         CREATION AND SALES CHARGES             CUSTODIAN FEES                 % OF TOTAL CHARGES

                         Per     Per
             Total       Invest  Invest           % of                              Net        To
Monthly      Investments ments   ments            Total  Per             Total      Investment Total  To Net
Investment   (Face       1       thru 1           Invest Invest Total    Charges    In Fund    Invest Investments in
Unit         Amount)     thru 12 180     Total    ments  ment   (A)      (A)(B)     Shares (C) ments  Fund Shares
   $ 50.00    $ 9,000.00 $ 25.00 $ 2.86  $ 780.48 8.67%  $ 1.10 $ 198.00  $ 978.48 $   8,021.52 10.87% 12.20%
     75.00     13,500.00   37.50   4.06  1,132.08 8.39     1.25   225.00  1,357.08    12,142.92 10.05  11.18
    100.00     18,000.00   50.00   5.41  1,508.88 8.38     1.50   270.00  1,778.88    16,221.12  9.88  10.97
    125.00     22,500.00   62.50   6.76  1,885.68 8.38     1.50   270.00  2,155.68    20,334.32  9.58  10.60
    150.00     27,000.00   75.00   5.70  1,857.60 6.88     1.50   270.00  2,127.60    24,872.40  7.88   8.55
    166.66     29,998.80   83.33   6.33  2,063.40 6.88     1.50   270.00  2,333.40    27,665.40  7.78   8.43
    200.00     36,000.00  100.00   7.43  2,448.24 6.80     1.50   270.00  2,718.24    33,281.76  7.55   8.17
    250.00     45,000.00  125.00   9.29  3,060.72 6.80     1.50   270.00  3,330.72    41,669.28  7.40   7.99
    300.00     54,000.00  150.00   5.04  2,646.72 4.90     1.50   270.00  2,916.72    51,083.28  5.40   5.71
    350.00     63,000.00  175.00   5.31  2,992.08 4.75     1.50   270.00  3,262.08    59,737.92  5.18   5.46
    400.00     72,000.00  200.00   3.80  3,038.40 4.22     1.50   270.00  3,308.40    68,691.60  4.60   4.82
    500.00(D)  90,000.00  225.00   5.36  3,600.48 4.00     1.50   270.00  3,870.48    86,129.52  4.30   4.49
    750.00    135,000.00  300.00   8.70  5,061.60 3.75     1.50   270.00  5,331.60   129,668.40  3.95   4.11
  1,000.00    180,000.00  300.00  15.54  6,210.72 3.45     1.50   270.00  6,480.72   173,519.28  3.60   3.73
  1,500.00    270,000.00  315.00  17.52  6,723.36 2.49     1.50   270.00  6,993.36   263,006.64  2.59   2.66
  2,000.00    360,000.00  325.00  18.57  7,019.76 1.95     1.50   270.00  7,289.76   352,710.24  2.02   2.07
  2,500.00    450,000.00  350.00  20.26  7,603.68 1.69     1.50   270.00  7,873.68   442,126.32  1.75   1.78
  5,000.00    900,000.00  400.00  25.00  9,000.00 1.00     1.50   270.00  9,270.00   890,730.00  1.03   1.04
 10,000.00  1,800,000.00  500.00  29.64 10,979.52 0.61     1.50   270.00 11,249.52 1,788,750.48  0.62   0.63

NOTES:
(A) Does not include an annual $12 Custodian Fee (for completed or incomplete inactive Plans only), payable to the Custodian first from dividends and distributions and then, if necessary, from principal. Plans established under an Automatic Investment Program will pay a reduced Custodian Fee of $0.75 per automatic investment. See "Reduced Custodian Fees under an Automatic Investment Program" on page .
(B) Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined by pro rating each Plan's annual administrative costs over the total number of Plan accounts. For the
fiscal year ended September 1997, the charge was $   7.11     for
Destiny Plans I and $   6.32     for Destiny Plans II per Plan
account. In addition, subsequent to January 1, 1986, this charge is subject to increases by the Sponsor, in the aggregate not to exceed increases in the Consumer Price Index. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year. (If a face amount change is made the Planholder is subject to the provisions of the currently effective prospectus at the time of the face change.)
(C) Dividends and distributions received on each Fund's shares during the periods shown above have not been included or reflected in any way in the above figures.
(D) All $500 Monthly Plans established after August 29, 1984, including face amount changes to existing Plans, will be subject to the charges outlined herein.
3.TOTAL ALLOCATIONS AND DEDUCTIONS WHEN
EXTENDED INVESTMENT OPTION OF 120 ADDITIONAL INVESTMENTS IS USED (PLEASE SEE PAGE FOR A DESCRIPTION OF THE EXTENDED INVESTMENT OPTION.)
(ASSUMING THAT ALL INVESTMENTS ARE MADE IN ACCORDANCE WITH THE TERMS OF THE EXTENDED INVESTMENT OPTION)

                                                                                % OF TOTAL CHARGES
                                   CREATION
                                   AND
                                   SALES
            TOTAL                  CHARGES
            INVEST                 AS %                              NET
 MONTHLY    MENTS        CREATION  OF TOTAL                          INVESTMENT TO          TO NET
 INVESTMENT (FACE        AND SALES INVEST   CUSTODIAN  TOTAL         IN FUND    TOTAL       INVESTMENTS IN
 UNIT       AMOUNT)      CHARGES   MENTS    FEES(A)(B) CHARGES(A)(B) SHARES(C)  INVESTMENTS FUND SHARES
   $ 50.00   $ 15,000.00 $ 1,123.68 7.49%   $ 330.00 $ 1,453.68     $ 13,546.32 9.69%        10.73%
     75.00     22,500.00   1,619.28 7.20      375.00   1,994.28       20,505.72 8.86          9.73
    100.00     30,000.00   2,158.08 7.19      450.00   2,608.08       27,391.92 8.69          9.52
    125.00     37,500.00   2,696.88 7.19      450.00   3,146.88       34,353.12 8.39          9.16
    150.00     45,000.00   2,541.60 5.65      450.00   2,991.60       42,008.40 6.65          7.12
    166.66     49,998.00   2,823.00 5.65      450.00   3,273.00       46,725.00 6.55          7.00
    200.00     60,000.00   3,339.84 5.57      450.00   3,789.84       56,210.16 6.32          6.74
    250.00     75,000.00   4,175.52 5.57      450.00   4,625.52       70,374.48 6.17          6.57
    300.00     90,000.00   3,251.52 3.61      450.00   3,701.52       86,298.48 4.11          4.29
    350.00    105,000.00   3,629.28 3.46      450.00   4,079.28      100,920.72 3.89          4.04
    400.00    120,000.00   3,494.40 2.91      450.00   3,944.40      116,055.60 3.29          3.40
    500.00(D) 150,000.00   4,243.68 2.83      450.00   4,693.68      145,306.32 3.13          3.23
    750.00    225,000.00   6,105.60 2.71      450.00   6,555.60      218,444.40 2.91          3.00
  1,000.00    300,000.00   8,075.52 2.69      450.00   8,525.52      291,474.48 2.84          2.92
  1,500.00    450,000.00   8,825.76 1.96      450.00   9,275.76      440,724.24 2.06          2.10
  2,000.00    600,000.00   9,248.16 1.54      450.00   9,698.16      590,301.84 1.62          1.64
  2,500.00    750,000.00  10,034.88 1.34      450.00  10,484.88      739,515.12 1.40          1.42
  5,000.00  1,500,000.00  12,000.00 0.80      450.00  12,450.00    1,487,550.00 0.83          0.84
 10,000.00  3,000,000.00  14,536.32 0.48      450.00  14,986.32    2,985,013.68 0.50          0.50

NOTES:
(A) Does not include an annual $12 Custodian Fee (for completed or incomplete inactive Plans only), payable to the Custodian first from dividends and distributions and then, if necessary, from principal. Plans established under an Automatic Investment Program will pay a reduced Custodian Fee of $0.75 per automatic investment. See "Reduced Custodian Fees under an Automatic Investment Program" on page .
(B) Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such a charge will be determined by pro rating each Plan's annual administrative costs over the total number of Plan accounts. For the
fiscal year ended September 1997, the charge was $   7.11     for
Destiny Plans I and $   6.32     for Destiny Plans II per Plan
account. In addition, subsequent to January 1, 1986, this charge is subject to increases by the Sponsor, in the aggregate not to exceed increases in the Consumer Price Index. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year. (If a face amount change is made the Planholder is subject to the provisions of the currently effective prospectus at the time of the face change.)
(C) Dividends and distributions received on each Fund's shares during the periods shown above have not been included or reflected in any way in the above figures.
(D) All $500 Monthly Plans established after August 29, 1984, including face amount changes to existing Plans, will be subject to the charges outlined herein.
4.A $50 MONTHLY INVESTMENT PLAN
(ASSUMING THAT ALL INVESTMENTS ARE MADE IN ACCORDANCE WITH THE TERMS
OF THE PLAN)

                                        AT THE END OF        AT THE END OF       AT THE END OF
                  10 YEARS              6 MONTHS             1 YEAR              2 YEARS
                  (120 INVESTMENTS)     (6 INVESTMENTS)      (12 INVESTMENTS)    (24 INVESTMENTS)
                             % OF TOTAL          % OF TOTAL          % OF TOTAL          % OF TOTAL
                  AMOUNT     INVEST     AMOUNT   INVEST      AMOUNT  INVEST      AMOUNT  INVESTMENTS
                             MENTS               MENTS               MENTS

10 YEARS (120 INVESTMENTS)
Total Investments $ 6,000.00 100.00%    $ 300.00 100.00%     $ 600.00 100.00%    $ 1,200.00 100.00%
Deduct:
 Creation and Sales
 Charges              494.40   8.24       150.00 50.00         300.00  50.00         321.60  26.80
 Custodian Fees       132.00   2.20         6.60 2.20           13.20   2.20          26.40   2.20
 Total Deductions (A) 626.40  10.44       156.60 52.20         313.20  52.20         348.00  29.00
Net Amount Invested
under Plans         5,373.60  89.56       143.40 47.80         286.80  47.80         852.00  71.00
 15 YEARS (180 INVESTMENTS)
Total Investments $ 9,000.00 100.00%    $ 300.00 100.00%     $ 600.00 100.00%    $ 1,200.00 100.00%
Deduct:
 Creation and
Sales Charges         780.48   8.67       150.00 50.00         300.00  50.00         334.32  27.86
 Custodian Fees       198.00   2.20         6.60 2.20           13.20   2.20          26.40   2.20
 Total Deductions (A) 978.48  10.87       156.60 52.20         313.20  52.20         360.72  30.06
Net Amount Invested
under Plans         8,021.52  89.13       143.40 47.80         286.80  47.80         839.28  69.94
 25 YEARS (300 INVESTMENTS)
Total
Investments (B)  $ 15,000.00 100.00%    $ 300.00 100.00%     $ 600.00 100.00%    $ 1,200.00 100.00%
Deduct:
 Creation and
Sales Charges       1,123.68   7.49       150.00  50.00        300.00  50.00         334.32  27.86
 Custodian Fees       330.00   2.20         6.60   2.20         13.20   2.20          26.40   2.20
 Total
Deductions (A)      1,453.68   9.69       156.60  52.20        313.20  52.20         360.72  30.06
Net Amount Invested
under Plans        13,546.32  90.31       143.40  47.80        286.80  47.80         839.28  69.94

NOTES:
(A) Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such a charge will be determined by pro rating each Plan's annual administrative costs over the total number of Plan accounts. For the
fiscal year ended September 1997, the charge was $   7.11     for
Destiny Plans I and $   6.32     for Destiny Plans II per Plan
account. In addition, subsequent to January 1, 1986, this charge is subject to increases by the Sponsor, in the aggregate not to exceed increases in the Consumer Price Index. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year. (If a face amount change is made the Planholder is subject to the provisions of the currently effective prospectus at the time of the face change.)
(B) The 25-year (300 investments) schedule reflects the charges applicable to a 15-year Plan which is continued under the Extended Investment Option. It does not include the reduced Custodian Fee rate of $0.75 per automatic investment for Plans established under an Automatic Investment Program as described on page . The Custodian Fee may be increased as set forth on pages and .
 Dividends and distributions received on Fund shares during the periods shown above have not been included or reflected in any way in the amounts shown in the table.
 After the first 12 investments, the Creation and Sales Charges deducted from any investment will not exceed 3.73% of the net investment in Fund shares in the case of a 10-year Plan and 6.07% of the net investment in Fund shares in the case of a 15-year Plan (before deduction of Custodian Fee).
 The amounts shown are subject to an additional Custodian charge of $2.50 (plus transfer taxes, if any) if the Plan is terminated prior to completion of all Plan investments.

INVESTMENT OBJECTIVE

 Fidelity Destiny Portfolios, a series fund consisting of two separate funds - Destiny I and Destiny II (each a Fund and collectively, the Funds), is an open-end, management investment company. Each Fund's objective is to seek growth of capital (see the accompanying Prospectus, which begins on page F-1). A mutual fund is an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a diversified fund. Diversification, when successful, can mean higher returns with decreased volatility.
 Each Fund seeks capital growth primarily from equity securities. Each Fund will tend to be fully invested in common stocks and securities convertible into common stocks, but may also buy other types of securities such as preferred stocks and bonds. The Funds have the flexibility to invest in large or small, domestic or foreign issuers. The Funds' investments are selected and supervised by Fidelity Management & Research Company (FMR). Reference is made to the Fidelity Destiny Portfolios' Prospectus for a description of the Funds' investment policies and the business experience of FMR.

HOW TO START A DESTINY PLAN

 Planholders may choose either a 10- or 15-year Plan and make regular monthly investments in amounts of $50 or more as shown on pages and . To start a Plan, investors should complete a Plan Application and have their investment professional mail it to the Sponsor, in care of Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300, together with a check in the amount of the initial monthly investment unit, made payable to Destiny Plans I or Destiny Plans II. Plans can be funded automatically through preauthorized check transactions or for military employees, a government allotment. Planholders who elect to fund their accounts under an Automatic Investment Program will receive a reduced Custodian Fee of $0.75 per automatic investment, as explained on page . The appropriate forms for automatic monthly investments should be attached to your Plan Application.
 After the Plan Application    and initial investment     is accepted
by the Sponsor, Planholders will receive a confirmation statement showing the number of whole and fractional Fund shares purchased for their account. Plan Certificates, issued under prior prospectuses, are no longer provided. All Plans established under this Prospectus are governed strictly by the rules, rights, privileges and benefits described herein. IT IS IMPORTANT, THEREFORE, THAT YOU RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.
 A Planholder will then send regular monthly investments, made payable to Destiny Plans I or Destiny Plans II, directly to Boston Financial. Investments, after applicable deductions, will be applied toward the purchase of fund shares at the then current NAV. A Planholder may terminate a Plan completely or partially at any time as described on pages , and . All correspondence should be directed to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300.

TAX-SHELTERED RETIREMENT PLANS

 A Plan may be purchased by individuals who wish to establish tax-sheltered retirement plans, including individual retirement accounts (IRAs) and qualified pension and profit sharing plans. However, the only such plan made available by Fidelity Destiny Portfolios is the Destiny IRA (which includes SEP/IRAs). IRA Plans can be established through contributions, through the rollover of prior year qualified assets or through direct transfer of qualified assets from other fiduciary agencies. Such rollovers or transfers may contain either or both employer sponsored retirement assets and owner contributions.
 Detailed information concerning the Destiny IRA is available from the Sponsor. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the additional service fees charged for IRAs and describes the federal income tax consequences of establishing an IRA. Under the Destiny IRA, dividends and distributions will be reinvested automatically in additional Fund shares. A Destiny tax-sheltered retirement plan may not be established by changing the registration of an existing Destiny account. The annual maintenance fee charged by the
Custodian for Destiny IRA Plans offered by the Sponsor is $10.    This
$10 fee will be deducted from plan shares unless it is paid in advance.

PLANHOLDERS MAY QUALIFY FOR REDUCED FEES

              1       . REDUCED CUSTODIAN FEES UNDER AN AUTOMATIC
INVESTMENT PROGRAM
 The Destiny Plans were created to utilize the investing method of dollar-cost averaging by investing a fixed amount on a regular monthly basis. (It should be noted that dollar-cost averaging does not assure a profit or guard against a loss. If shares are sold when their value is less than their cost, a loss will occur.) To encourage Planholders to make monthly investments and to eliminate the burden of writing a check every month, all Plans established or face changed after November 29, 1993 under an Automatic Investment Program, where monthly investments are automatically debited from the Planholder's bank account or government allotment (for military employees), will receive a reduced Custodian Fee rate of $0.75 per automatic investment. Investments credited to Automatic Investment Program Plan accounts that are not made by automatic debit will be charged the customary Custodian fee rate. The Custodian Fee charged at any one time may not exceed $5.
 To initiate this program, Planholders should complete a Preauthorized Check Transaction Form, attach a voided blank check (for military personnel a government allotment form) and send it to Boston Financial along with their Plan Application. Boston Financial will then draft the Planholder's bank account in the amount of the monthly Plan investment unit. The proceeds of the draft (less applicable Creation and Sales Charges, and other applicable fees and charges) will be invested in the Planholder's account. The Planholder may terminate this program at any time by written notice to Boston Financial at least five business days prior to the date of the next scheduled draft. The Planholder may begin or change this program at any time by written notice to Boston Financial at least 15 days prior to the date of the request.
 Although it has no current intention of doing so, the Sponsor reserves the right to reimpose the regular Custodian Fee rate on Plans
   that are     established or    that complete a Face Change
under an Automatic Investment Program.
              2. PURCHASING TWO OR MORE PLANS AT THE SAME TIME
 The face amounts of two or more Plans purchased at one time by "any person" may be combined, provided the combined monthly investment is at least $150 on 15-year Plans and $200 on 10-year Plans, to take advantage of the lower Creation and Sales Charges available on larger sized investments. However, 10-year and 15-year Plans may not be combined in order to take advantage of this privilege.
 The term "any person" includes an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a
single trust estate or single fiduciary account    -     including a
pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue
Code    -     even though more than one beneficiary is involved. The
term "any person" shall not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company whether jointly or through a trustee, agent, custodian or other representative for such a group of individuals.
 To qualify for the lower Creation and Sales Charges, all of the applications for the Plans involved must be submitted at the same time, with a letter from the Planholder or his investment professional requesting that the face amounts of such Plans be combined for the purpose of determining the applicable Creation and Sales Charges as shown on pages and . In the event investments under one or more of such Plans are discontinued, the remaining Creation and Sales Charges will be changed to reflect the charges applicable to that Plan that remains in effect.
              3. RIGHTS OF ACCUMULATION
 The face amount of Plans which have been completed (and not redeemed) or on which the investments are current may be aggregated in ascertaining the Creation and Sales Charges applicable to a new purchase of a Plan by "any person," as defined above. A current Plan is defined as a Plan where there are at least as many investments recorded as there are months elapsed since establishment. To qualify for the reduced Creation and Sales Charges available on large purchases, the combined monthly investment must be at least $150 on 15-year Plans and $200 on 10-year Plans. Qualified retirement plans
shall be considered current for this purpose at all times.    Further,
individual IRA Plans at the $166.66 per month investment unit may be combined with other newly purchased plans or plan size increases that
may qualify for lower sales charges on future investments.     This
privilege is optional and can only be exercised with the purchase of a new Plan or a Plan size increase on another existing Plan. The Sponsor must be notified in writing, if the Planholder wishes to exercise this privilege. However, 10-year and 15-year Plans may not be combined in order to take advantage of this privilege.

RIGHTS AND PRIVILEGES OF PLANHOLDERS

              1. DISTRIBUTIONS
 Unless otherwise directed, all dividends and other distributions, after applicable deductions, are automatically used to purchase additional Fund shares at NAV as of the record date for the distribution. No sales charge is made on any such reinvestment.
 If a Planholder wishes to receive the dividends and other
distributions in cash    -     rather than additional shares    -
    the Planholder must instruct Boston Financial in writing. Such instructions must be received at least seven days prior to the record date of a dividend or distribution. A Planholder may change these instructions at any time. A charge of $2.50 is assessed for each change. However, distributions on Individual Retirement Accounts will be automatically reinvested unless the Planholder is age 59 1/2 or older.
 Dividends and other distributions are made on a per-share basis. After every distribution, the value of a share drops by the amount of the distribution. If an investment is made shortly before the ex-dividend date of the dividend or distribution, the Planholder will pay the full price for the shares (buying a dividend). Dividends and distributions, if declared, normally are paid by each Fund annually and are reportable by Planholders for income tax purposes (see "Taxes" on page ).
              2. FEDERAL INCOME TAX WITHHOLDING
 As an additional service, Boston Financial can withhold 28% of any dividend or other distribution paid by the Funds and send that amount to the Internal Revenue Service (IRS) as a credit against the Planholder's tax liability, if any. The amount withheld may or may not be equal to the additional taxes the Planholder may owe, due to the dividend or distribution. If the Planholder elects to authorize this withholding, the number of Fund shares purchased with the remainder of the dividend or distribution will be less than would have otherwise been the case.
 This service is available only to Plans that reinvest their dividends and other distributions but is not available for tax-sheltered retirement plans, including IRAs. This option can be initiated by completing the Tax Withholding Form and submitting that to Boston Financial at least 30 days in advance. Once initiated, this will remain in effect until Boston Financial is notified in writing to terminate the withholding.
              3. TRANSFERRING OR ASSIGNING RIGHTS IN THE PLAN
 To secure a loan, Planholders (excluding Planholders of Destiny
IRAs   , UTMA Plans, and UGMA Plans    ) may assign their right, title
and interest in the entire Plan to a bank or other lending institution. Partial assignment is not permitted. The bank or other lending institution will not be entitled to exercise the right of partial withdrawal or partial redemption. In addition, a Planholder may:
1. transfer    the Planholder's     right, title, and interest to
another person whose only right shall be the privilege of complete withdrawal from the Plan; or
2. transfer    the Planholder's     right, title, and interest to
another person, trustee, or custodian acceptable to the Sponsor, who has made application to the Sponsor for a similar Plan. Additional documentation may be required.
 Boston Financial will provide Planholders with the appropriate assignment forms. A charge of $2.50 is made for each transaction plus transfer taxes, if any.
              4. RETAINING FULL VOTING RIGHTS IN FUND SHARES
 The Planholder will receive a notice at least 15 days before any matter is submitted for a vote of the shareholders of Fidelity Destiny
Portfolios: Destiny I and Destiny II. The Custodian will vote the shares held in the Planholder's account in accordance with the instructions. In the absence of such instructions, the Custodian will vote these shares in the same proportion as it votes the shares for which it has received instructions from other Planholders.
 A Planholder wishing to attend any meetings at which shares may be voted may request Boston Financial to furnish a proxy or otherwise make arrangements for exercising voting rights.
              5. MAKING PREINVESTMENTS TO COMPLETE THE PLAN AHEAD OF
SCHEDULE
 A Plan may be completed ahead of schedule by making investments in advance of their due dates but not more than 24 investments in one calendar year including any monthly investments made. In addition to these advance investments, a Planholder may make an additional 24 investments which may be exercised initially or at any one time during the life of the Plan. Investments may be accrued and paid in a lump sum. The 48 preinvestments provision described herein may be waived ONLY to make a Plan that is in arrears current, as defined on page , for a transfer of assets from a tax-sheltered retirement plan to a Destiny tax-sheltered retirement plan or in the event of the death of the Planholder, to allow the Plan to be completed at one time by the estate or beneficiary. There is no reduction in the Creation and Sales Charges for advanced investments. However, on multiple investments, the Custodian's Fee cannot exceed $5. This is described more fully under the heading "Custodian Fees" on page .
              6. CHANGING THE FACE AMOUNT OF THE PLAN
 A Planholder may increase the face amount of a Plan at any time. The new Plan must be one of the denominations listed on pages and . For the period of six months following establishment of a new Plan, a Planholder may decrease the amount of his Plan by as much as 50%. For the period of six months following a face change increase, a Planholder may decrease the amount of his Plan back to its previous Plan size. Request for changes in the face amount of a Plan should be sent to Boston Financial along with a completed Plan Application for the new face amount. If Planholders wish to take advantage of the
$0.75 reduced Custodian Fee as described on page   s  and     , the
appropriate forms should be attached. An increase or decrease in a Plan amount does not create new cancellation and refund rights. The Creation and Sales Charges already paid on the existing Plan will be recomputed and applied as a credit to the Creation and Sales Charges due on the new Plan at the time that it is established. Any additional Creation and Sales Charges due on the new Plan will be obtained from a liquidation of Fund shares. A charge of $2.50 will be made for any change in Plan size.
              7. EXTENDED INVESTMENT OPTION
 Under a 15-year Plan, a Planholder may continue making monthly investments after completing all scheduled investments, thereby automatically activating the Extended Investment Option. (10-year Plans cannot be extended unless they are face changed to 15-year Plans, thereby enabling the Planholder to benefit from the Extended Investment Option.) Investments under this option are subject to the same deductions (with the exception of the Custodian Fee) as applied to the Planholder's last scheduled investment. The Custodian reserves the right to increase the Custodian Fee applicable to this period to the rate then being charged for new Plans of the same denomination. In no case, however, will this new rate be more than 75% higher than the Custodian Fees detailed in this Prospectus.
 If, under this option, the Planholder fails to make regularly scheduled investments for six consecutive months, after being credited for any advance investments made under the option, the Plan may be terminated by the Sponsor or the Custodian.
 When the Extended Investment Option expires either through failure to make required monthly investments or upon written notice of termination to Boston Financial or for any other reason, the Custodian has the right to increase the fee to the rate currently being charged for new Plans of the same denomination. In no case, however, will this new rate be more than 75% higher than the current annual rate of the Custodian Fees.
 All Extended Investment Options will terminate after the completion of the 300th investment made under the Plan.
              8.    PARTIAL LIQUIDATION OF     YOUR PLAN WITHOUT
TERMINATION
 While a redemption of all of the Plan shares normally will terminate the Plan, a Planholder may sell (redeem) less than all of the shares without terminating the Plan. If the Planholder has owned the Plan for at least 45 days, the Planholder may direct the Custodian, as agent, to sell up to 90% of the value of the Planholder's shares, expressed in dollars, and to pay the proceeds to the Planholder. Any partial sale of shares and cash withdrawal must involve at least $100 and may be exercised as often as desired.
 If the cash withdrawal is over $100,000, or if the proceeds are to be sent to an address other than the address of record, a signature guarantee will be required. A signature guarantee is a widely accepted way to protect you and Fidelity by guaranteeing the signature on your request; it may not be provided by a notary public. Signature guarantees will be accepted from banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations, clearing agencies and savings associations. All documents must be in proper order before any withdrawals or liquidations can be executed. The redemption price will be at the next
determined NAV. The request should be sent to        BOSTON FINANCIAL
DATA SERVICES, INC., P.O. BOX 8300, BOSTON, MASSACHUSETTS 02266-8300.
 If you prefer, you may also withdraw an amount not in excess of $100,000 from your Plan, subject to the conditions applicable to withdrawals (please see above), by calling 1-800-225-5270. The telephone redemption privilege is not available to Planholders of Destiny tax sheltered retirement plans. If you change your address, the telephone redemption privilege is not allowed within 30 days of
that change   . To redeem shares within 30 days of a change of
address, you must send a signature guaranteed letter of instruction to the Boston Financial.
 Redemption requests must be made by 4:00 p.m. Eastern time. Planholders will receive proceeds by check made payable as the account is registered and mailed to the address of record.
 Ordinarily, Planholders will be sent the proceeds as a result of liquidating shares within seven calendar days from the time Boston Financial is notified. However, Boston Financial will not mail redemption proceeds until checks received for the shares purchased have cleared (which may take up to 7 calendar days).
 Following the sale of Destiny Plan shares, a Planholder may    -
    although there is no obligation to do so    -     repurchase
Destiny Plan shares in an amount not to exceed the dollar amount of the original sale. This Replacement Privilege extends for an unlimited amount of time, provided a "waiting period" of 90 days passes between the sale and subsequent repurchase of those Destiny Plan shares. For Planholders of the Destiny IRA, the waiting period is 45 days. For example, if shares of a Destiny IRA were withdrawn, the Planholder could reinvest in the Destiny Plans a dollar amount equal to the amount of the original withdrawal at any future time, provided 45 days had elapsed. In the event assets are distributed directly to the Planholder from a Destiny IRA, the Planholder will be responsible for the income taxes on the distribution and, if under age 59 1/2, an early distribution penalty, if those assets are not reinvested into another IRA within 60 days of receipt of the distribution. The privilege to replace those Destiny Plan shares at any time in the future would, however, still apply, and the replacement need not be made in one transaction. Regardless of the Plan type, all replacements must be at least 25% of the amount withdrawn or $2,000, whichever is less and are reinstated at the next determined NAV. All withdrawal requests must be made in writing and signed by the Planholder(s). The Custodian or Boston Financial may require additional documentation. The partial liquidation and restoration privilege is intended to facilitate the temporary use for emergency purposes of funds invested in a Plan. The Sponsor reserves the right to limit the number of transactions in which a partial withdrawal can be replaced. The Sponsor further reserves the right to impose such additional restrictions as, in its judgment, are necessary to conform with the
requirements of    Rule 2830 of the Rules of the Association     of
the National Association of Securities Dealers, Inc. (NASD).
 Cash replacements will be applied to the purchase of Fund shares at the next determined NAV. No partial withdrawal or liquidation shall affect the total number of monthly Plan investments to be made or the unpaid balance of monthly Plan investments.
 A charge of $2.50 will be made for each partial withdrawal, redemption or restoration, and the Planholder will be liable for any transfer taxes that may be incurred. Replacements of partial withdrawals should be identified clearly as such, in order to distinguish them from additional investments. A capital gain or loss for federal tax purposes may be realized by the Planholder upon a cash withdrawal.
              9. SYSTEMATIC WITHDRAWAL PROGRAM
 When all regularly scheduled investments are completed, a Planholder
may elect to establish a Systematic Withdrawal Program.    An IRA does
not have to be completed if a Planholder is 59 1/2 years old or wishes to start a Systematic Withdrawal Plan based on life expectancy.
Under this program, the Custodian, as the Planholder's agent, withdraws sufficient shares from the Plan account to provide regular cash withdrawals of $50 or more each month or quarter, as elected. Except for the $50 minimum, there is no limitation on the size of the Planholder's withdrawals. The $50 amount is, however, only a minimum established for administrative convenience and should not be considered a recommendation for all Planholders. A Planholder has the right to change the dollar amount of the withdrawal or discontinue the Systematic Withdrawal Program at any time. Systematic withdrawals occur on the first day of the month, quarter, or selected period.
 The Plan will remain in full force and effect with all rights and privileges until all shares have been withdrawn from the account. While the Systematic Withdrawal Program is in force, the Planholder may not elect to receive dividends and distributions in cash. Planholders should realize that withdrawals in excess of dividends and distributions will be made from principal and eventually may exhaust the Plan account. For this reason, these withdrawals cannot be considered as income on the Planholder's investment. Also, a capital gain or loss for federal tax purposes may be realized by the Planholder upon each withdrawal payment. If a Planholder purchases two or more Plans, it is ordinarily disadvantageous to participate in the Systematic Withdrawal Program on a completed Plan while still making regular investments on the uncompleted Plan.
 A charge of $1 per check will be made for each withdrawal under a Systematic Withdrawal Program. This charge is collected by redeeming the necessary fractional shares. For any withdrawal made 10 years after the issuance of a Plan, the charge may then be increased to the amount specified in the then current Prospectus. However, this charge may not exceed $1.75.
 While the Sponsor does not contemplate doing so, it reserves the right to discontinue offering the Systematic Withdrawal Program at any time after 90-days notification to all Planholders who have not elected to participate in the program. Those who are already participating will be allowed to continue.
 Completed or terminated Plans may be exchanged at NAV (subject to minimum initial investment requirements) for shares of any of the funds offered by Fidelity Investments, including the Fidelity Advisor Funds. (For more information, see "Exchange Restrictions" on page
of the Destiny Portfolios prospectus    .)
              10. CANCELLATION AND REFUND RIGHTS
 Planholders have certain rights of cancellation. Within 60 days after the initial investment in a new Plan, the Sponsor will send the Planholder notice regarding cancellation rights. If a Planholder elects to cancel his Plan within 45 days of the mailing date of that notice, a cash refund will be received which is equal to the sum of
(1) the total net asset value of the Fund shares credited to the Plan account on the date that the cancellation request is received by Boston Financial, and (2) an amount equal to the difference between the total investments made under the Plan and the net amount invested in Fund shares (including all Custodian Fees paid to date).
 In addition, Planholders may provide to Boston Financial written instructions to cancel their Plan at any time within an 18-month period of Plan establishment and receive from Boston Financial a cash payment equal to the sum of (1) the total net asset value of the Fund shares credited to the Plan account upon receipt of those instructions, and (2) an amount by which the Creation and Sales Charges deducted from the Planholder's total investments exceed 15% of the investments made up to the date of redemption. Custodian Fees, which may amount to 2.2% of the total investments, are not subject to refund.
 In order to receive the above refunds, the Planholder's request should be sent in writing to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. For your protection, if the Planholder's cancellation request involves over $100,000, or if the proceeds are to be sent to an address other than the address of record, you must send a letter of instruction signed by all registered owners with signature(s) guaranteed to Boston Financial.
 A Planholder who has redeemed shares under this Cancellation and Refund Rights may not reinstate the proceeds at NAV from such a cancellation or refund, except as mentioned under the "Plan Reinstatement Privilege" discussed below. Under the so-called "wash sale rule," federal tax laws presently do not permit the recognition of a loss when an individual sells and re-acquires the same securities within a 30-day time period. Gains, however, are recognized at the time of redemption.
 The Sponsor will send the Planholder a written notice of the 18-month right of cancellation if either of the following occurs: (a) during the first 15 months after the date of issuance of Plan establishment, the Planholder has missed three investments or more; or (b) if following the first 15 months after the date of Plan establishment (but prior to 18 months after such date), the Planholder has missed one investment or more. In the event the Sponsor has previously sent a notice in connection with event (a) above, a second notice will not be sent even if additional investments are missed. These notices will
inform Planholders of their Plan cancellation    rights     as
described on page , and also will include the value of the account and the amount the Planholder would be entitled to receive upon cancellation, as of the date of the notice.
              11. TERMINATING THE PLAN AND WITHDRAWAL OF SHARES
 After an initial period of 60 days, a Planholder may terminate his Plan by sending written instructions to Boston Financial. In this way, a Planholder avoids paying the commission that a security dealer can charge for terminating a Plan. A charge of $2.50 is made for terminating a Plan on which investments have not been completed.
 In terminating the Plan, the Planholder may: (1) request the Custodian of the Plan to deliver to Fidelity Service Company, Inc. (Service), the transfer agent of the Funds, the Fund shares accumulated in the Plan for at least 60 days, properly registered in the Planholder's name; (2) direct the Custodian, as agent, to withdraw
   the shares and     redeem the   m     and    to     send the
proceeds to the Planholder; or (3) reinvest the proceeds in any of the Fidelity Advisor Funds by requesting the Custodian of the Plan to deliver to Boston Financial, as agent for the Fidelity Advisor Funds, the proceeds of the Plan for investment at NAV into a similarly registered account. (A Fidelity Advisor Funds application is required.) For your protection, if the cash withdrawal is over $100,000, or if the proceeds are to be sent to an address other than the address of record listed on the account, you must send a letter of instruction signed by all registered owners with signature(s) guaranteed to Boston Financial. All documents must be in proper order before any withdrawals or liquidations can be executed. The redemption price will be the NAV next determined after such documents have been
received. Requests should be sent to        BOSTON FINANCIAL DATA
SERVICES, INC., P.O. BOX 8300, BOSTON, MASSACHUSETTS 02266-8300.
 Shares held by investors as a result of this action may be exchanged for shares of certain other funds for which FMR is the investment adviser as more fully described in the attached Fidelity Destiny Portfolios' Prospectus under the caption "Exchange Restrictions" on
page     of the Destiny Portfolios prospectus    . When held in
conjunction with the Plan, shares of Destiny I may not be exchanged for shares of Destiny II, nor may shares of Destiny II be exchanged for shares of Destiny I.
 The right of redemption of shares of Destiny I and Destiny II may be suspended at times when the New York Stock Exchange (NYSE) is closed or in the event certain other emergencies have been determined to exist by the Securities and Exchange Commission (SEC). As long as the right of redemption of shares of each Fund is suspended, no shares may be redeemed, and, therefore no cash withdrawal may be made.
              12. PLAN REINSTATEMENT PRIVILEGE
 A Planholder who has terminated his Plan may reinstate his Plan, which allows for the reinvestment of an amount equal to or at least 10% of the gross proceeds received upon termination of the former Plan without any sales charge under identical registration in the original
Plan    including re-registration from one retirement account to
another    . Reinstatement is at the NAV of the    F    und into which
reinvestment is made, next determined following timely receipt by Boston Financial of a reinstatement order and investment. Reinstatement must be made within 60 days following the date of termination of the Plan. A reinstating Planholder will realize a gain or loss for federal tax purposes as a result of a termination of the Plan; however, the Planholder may not recognize a loss for federal tax purposes to the extent the Planholder reinvests the proceeds within 30 days in a Destiny Plan pursuant to the Plan Reinstatement Privilege.
 The Plan Reinstatement Privilege is available once during the life of
the Plan   , unless reinstatement is requested from one retirement
account to another    . The Plan Reinstatement Privilege does not
preclude the partial withdrawal without the Plan termination privilege described on page . A Planholder who has redeemed his shares under the Cancellation and Refund Rights described on page , may not reinstate the proceeds at NAV from such a cancellation or refund until all refunded Sales and Creation charges included in the cancellation have first been deducted in full from the amount being replaced.
 A reinstatement into the Plan will not affect the total number of monthly investments to be made or the unpaid balance of the monthly Plan investments under the Plan.
 In addition, the Sponsor may, from time to time, extend the Plan Reinstatement Privilege beyond the 60-day period on the following terms:
1. The Planholder must establish the new Plan with an investment equal to or at least 10% of the gross proceeds received upon termination of the former Plan.
2. The number of the next investment due on the new Plan will be the number of the next investment due on the former Plan at the time it was terminated.
 The ability to establish such new Plans generally will not be available, except during such limited time periods as may be specified by the Sponsor from time to time.

SPONSOR AND CUSTODIAN CHARGES

              1. CREATION AND SALES CHARGES
 The Sponsor receives Creation and Sales Charges to compensate it for creating the Plan and for selling expenses and commissions paid to broker-dealer firms. This charge is deducted from each investment. For example, on a $50 a month Plan, $25 is deducted from each of the first 12 investments. After the first 12 investments, the charge drops to $1.80 on each subsequent investment in the case of a 10-year Plan and $2.86 in the case of a 15-year Plan. The rate (percent) of deductions decreases proportionately as Plan sizes increase. See pages and .
              2. CUSTODIAN FEES
 On minimum sized Plans    -     10 or 15 years    -     the Custodian
Fee is $1.10 per investment. Charges on larger Plans are proportionately less, relative to their monthly investment, than Custodian Fees charged on smaller Plans. Accounts established under an Automatic Investment Program after November 29, 1993 will receive a reduced Custodian Fee of $0.75 (see page ). The Custodian Fee charged
per account at any one time may not    -     regardless of the number
of investments made    -     exceed $5 per investment. Thus, if the
Planholder submits multiple investments into one account, such that the aggregate amount would result in a Custodian Fee of more than $5, the fee will instead be deducted at the maximum rate of $5.
 In addition to this fee, the Custodian deducts an annual service charge from dividends and distributions, and if necessary, from principal, as reimbursement for administrative costs. The amount of such charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. For the
fiscal year ended September 1997, the charge was $   7.11     for
Destiny Plans I and $   6.32     for Destiny Plans II per Plan
account. Subsequent to January 1, 1986, this charge is subject to increases by the Sponsor, in the aggregate not to exceed increases in the Consumer Price Index. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.
 After the completion of the Plan or, if a Planholder has made investments in advance of the time period specified in the Plan, the Custodian's annual fee, after completion of the specified time period, is of 1% of the face amount of the Plan or $12, whichever is less. As an investor, the Planholder may, of course, terminate the Plan and receive shares of the Fund and thus avoid the Custodian Fees; however, the Planholder then will no longer be eligible for the privilege of partial withdrawal and reinstatement at NAV. The Custodian also deducts a $12 fee for Plans on which no investment has been made for a 12-month period after giving credit for advance investments (inactive account fee). This fee is deducted from dividends and distributions or, if these are not sufficient, the Custodian has the right to obtain the amount needed to pay its fee by selling shares.
              3. INCIDENTAL SERVICE FEES
 The Custodian deducts the fees described below and such other charges as may be provided for in the Agreement or in the Plans. The Custodian has certain rights to charge the accounts of the Planholders on a pro rata basis or to retain shares on a pro rata basis in order to pay fees, taxes or expenses in connection with the Plans or to set up reserves; therefore, to such extent it has a lien upon the shares of the Planholder.
 The Custodian causes periodic audits to be taken of the records maintained by it relating to the Plans, unless such audits are arranged for by the Sponsor, and prepares certain other reports required by law.
 The Custodian has delegated certain administrative functions to Boston Financial, an affiliate of the Custodian. Under the delegation arrangement, the Custodian pays to Boston Financial a portion or all of the Custodian Fees and other charges based on the functions which it performs. Boston Financial mails to each Planholder a receipt for each investment, a statement of the number of shares held in the Plan, notices (including distribution notices and tax statements), reports to shareholders, prospectuses and proxy material.
 The Custodian makes charges for certain special services not covered by the regular Custodian charge. These include a charge of $1 for each withdrawal under the Systematic Withdrawal Program; a charge of $3 per account per year for the preparation of a complete transcript and a charge of $12 for each year on which no investment has been made for a 12-month period (inactive account fee). A charge of $2.50 will be made for each of the following: any check or preauthorized check which is not honored by the bank on which it is drawn; changing instructions as to whether dividends and distributions are to be received in cash or reinvested in Fund shares; changing a Plan denomination; a partial withdrawal, liquidation or restoration of shares or money; a transfer or assignment of title; a complete withdrawal or termination of a Plan prior to completion; and the issuance of any Plan denomination in exchange for a different Plan denomination. EXCEPT FOR THE $12 INACTIVE ACCOUNT FEE (TO INCLUDE COMPLETED PLANS), THE $2.50 PLAN TERMINATION FEE, AND THE ANNUAL $10 DESTINY IRA MAINTENANCE FEE, THE INCIDENTAL FEES DESCRIBED ABOVE WILL BE PAID BY THE SPONSOR VOLUNTARILY. Although it has no current intention of doing so, the Sponsor reserves the right to reimpose these fees at some future date.

TAXES

 For tax purposes, Planholders are treated as directly owning the Fund shares. As more fully described in the Fidelity Destiny Portfolios' Prospectus, dividends and distributions paid to Planholders, or reinvested for them, are taxable to them individually. An appropriate notice regarding taxable distributions will be sent to Planholders. Planholders may elect to instruct Boston Financial to withhold 28% of dividends or distributions and have that amount sent directly to the IRS. See page for program details.
 If Planholders itemize their deductions, they may be able to deduct Custodian Fees that have been charged against the Plans to the extent such fees along with the Planholder's other miscellaneous itemized deductions exceed 2% of the Planholder's adjusted gross income (2% floor). The cost basis of shares acquired by each Planholder is the amount paid for those shares, including the Creation and Sales Charges and the cost of reinvested distributions but not including the Custodian Fees. In addition, Planholders with IRAs who itemize their deductions may claim as a miscellaneous itemized deduction (subject to the 2% floor discussed above), Administrative or Trustee fees incurred in connection with the IRA if such fees are separately billed or paid.
 Any taxes payable with respect to any of the profits realized on sales or transfers by the Custodian or Sponsor of each Fund's shares or other property credited to an investor's account in accordance with the provisions of his Plan and any taxes levied or assessed with respect to the Funds' shares or the income therefrom shall be borne by the Planholder individually, and not by the Custodian or Sponsor.
 For a more complete and detailed discussion on taxes, see page of Fidelity Destiny Portfolios' Prospectus.

SUBSTITUTION OF THE UNDERLYING INVESTMENT

 The Sponsor may substitute the shares of another investment medium as the underlying investment if it deems such action to be in the best interest of the Planholders. Such substituted shares shall be generally comparable in character and quality to the present Fund shares, and shall be registered with the SEC under the Securities Act of 1933. Before any substitution can be effected, the Sponsor must:
(A) obtain an order from the SEC approving such substitution;
(B) give written notice of the proposed substitution to the Custodian;
(C) give written notice of the proposed substitution to each Planholder; giving a reasonable description of the new Fund shares, with the advice that, unless the Plan is surrendered within 30 days of the date of the mailing of such notice, the Planholder will be considered to have consented to the substitution and to have agreed to bear the pro rata share of expenses and taxes in connection with it; and
(D) provide the Custodian with a signed certificate stating that such notice has been given to the Planholder.
 If the certificate is not surrendered within 30 days from the date of this notice, the Custodian shall purchase the new shares for your account with any dividends or distributions which may be reinvested for your account. If the new shares are also to be substituted for the shares already held, the Sponsor must arrange to have the Custodian furnished, without payment of a sales charge or fees of any kind, with new shares having an aggregate value equal to the value of the shares for which they are to be exchanged.
 If Fund shares are not available for purchase for a period of 120 days or longer, and the Sponsor fails to substitute other shares, the Custodian may, but is not required to, either select another underlying investment or terminate the Plan. If the Custodian selects a substitute investment, it shall first obtain an order from the SEC approving such substitution as specified above and then shall notify the Planholder, and if, within 30 days after mailing such notice, the Planholder gives his written approval of the substitution and agrees
to bear the pro        rata share of actual expenses, including tax
liability sustained by the Custodian, the Custodian may thereafter purchase such substituted shares. The Planholder's failure to give such written approval within the 30-day period shall give the Custodian the authority to terminate the Plan.

TERMINATION OF A PLAN

 Although a Plan may call for regular investments over a 10- or 15-year period, neither the Sponsor nor the Custodian can terminate your Plan until 300 investments have been made unless the Plan has been in default for more than six consecutive months or unless shares of the Fund are not obtainable and a substitution is not made. The year of default will not start until the Planholder has been given full credit for the amount of any preinvestments made. Under current policies, ONE INVESTMENT IS REQUIRED DURING EACH 6-MONTH PERIOD OF THE CALENDAR YEAR TO PREVENT THE PLAN FROM BEING IN DEFAULT.
 After 300 investments, or if other events justify termination, the Sponsor or the Custodian has the right to terminate a Plan 60 days after mailing the Planholder written notice. Such notice will request that the Planholder elect to have the Plan either distributed in cash or in Fund shares (together with the cash value of any fractional shares) after deduction for all authorized charges, fees and expenses. On termination, the Custodian, acting as the Planholder's agent, may surrender for liquidation all of the Fund shares credited to the Plan, or sufficient shares to pay all authorized deductions and leave no fractional shares. The shares and/or cash, after paying all authorized deductions, will be held by the Custodian for delivery to the Planholder.
 No interest will be paid by the Custodian on any cash balances. If the Planholder does not respond within 60 days after the notice of termination, the Custodian, at its discretion, may at any time thereafter fully discharge its obligations by mailing the check for the liquidated value of the shares to the Planholder. The Planholder will then have no further rights under the Plan except that if the check is returned to the Custodian undelivered, the Custodian will continue to hold these assets for the benefit of the Planholder, subject only to escheat laws and without obligation to pay interest or to reinvest the same.

THE CUSTODIAN AND SPONSOR

              1. THE CUSTODIAN
 State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, is the Custodian for the Plans under a Custodian Agreement (the Agreement) with the Sponsor and maintains custody of the Plans.
 Investments under the Plans are sent to Boston Financial who, after making authorized deductions, applies the money to the purchase of Fund shares. Investments in Destiny Plans I purchase shares of Destiny I; investments in Destiny Plans II purchase shares of Destiny II. The Custodian holds these shares in its custody, receiving dividends and distributions that, at the Planholder's option, may be remitted either to the Planholder or reinvested in additional Fund shares.
 The Custodian has assumed only those obligations specifically imposed on it under its Agreement with the Sponsor. These obligations do not include the duties of investment ordinarily imposed upon a trustee. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the manager of the Fund or for the acts or omissions of the Sponsor.
 The Agreement cannot be amended to affect the rights and privileges of any investor without written consent of the Planholder, nor may the Custodian resign unless a successor has been designated and has accepted the Custodianship. Such successor must be a bank or trust company having capital, surplus and undivided profits totaling at least $2,000,000. The Custodian may be changed without notice to, or approval of, Planholders. The Custodian may terminate its obligation to accept new Plans for custodianship if the Sponsor fails to perform certain activities it is required to perform under the Agreement or if the Custodian terminates after the third year of the life of the Agreement on 90 days' notice, or after the expiration of any further two-year period on 30 days' notice.
              2. THE SPONSOR
 Fidelity Distributors Corporation    (Distributors)    , 82
Devonshire Street, Boston, Massachusetts 02109, is a Massachusetts corporation organized on July 18, 1960. It is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the NASD. The Sponsor's Directors and Executive Officers are listed below.
 Edward C. Johnson 3d, Director, is Chairman, Chief Executive Officer
and a Director of FMR Corp.   ,     a Director and Chairman of the
Board and of the Executive Committee of FMR   , and     Chairman and a
Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. He is Trustee and President of Fidelity's mutual funds.
    James C. Curvey, Director (1997), is President and Director of Fidelity Investments Retail Marketing, Inc. (1997).
 Michael Mlinac, Director (1995)   , is     President of Fidelity
Investments Southwest Company (Southwest), a division of Distributors
(1996)   , and     Senior Vice President of Southwest (1994).
    Martha Willis, President, Fidelity Distributors Corporation
(1997).
 Arthur S. Loring, Vice President and Clerk, is Senior Vice President
(1993)    and     General Counsel of FMR, and Vice President-Legal of
FMR Corp.
 Caron Ketchum, Treasurer (1995)   ,     Controller.
 Gary Greenstein, Assistant Treasurer (1995)   , is     Vice
President, Taxation of FMR Corp. (1993).
 Jay Freedman, Assistant Clerk (1996)   , is     Clerk of FMR Corp.
(1996)   ,     Associate General Counsel of FMR Corp. (1995)   ,
and     Senior Legal Counsel of FMR    Co    rp.
 Linda Capps Holland, Compliance Officer (1995)   , is a
    Director    of     FMR Corp. Compliance Department.
 During the twelve months ended September 30, 1997, officers of the Sponsor received no compensation from the Sponsor for their services to the Sponsor. All officers and employees of the Sponsor are currently covered by a broker's blanket bond in the amount of $220,000,000.
 Plans may be purchased and investments made thereunder at NAV by any of the following: Trustees of the Funds, directors, officers and full-time employees of FMR Corp. (or its direct or indirect subsidiaries) or by employee benefit plans covering employees of FMR Corp. or its affiliates, provided such purchases are made for investment purposes and that the shares will not be resold except to the Custodian or to the Funds.
 The Sponsor is an affiliate of FMR, which is a wholly owned subsidiary of FMR Corp. The Sponsor is principal underwriter for other Fidelity funds whose shares are offered for sale to the public and is sponsor for other unit investment trusts for accumulation of shares of certain other Fidelity funds. FMR is adviser to the funds in the Fidelity family of funds.

GENERAL

 The terms of the Plans are set out in a Custodian Agreement which is governed by the laws of The Commonwealth of Massachusetts. The Plans are considered to be a unit investment trust under the Investment Company Act of 1940, and are so registered with the SEC. Such registration does not imply supervision of management or investment practices or policies by the SEC.
 The organization, management and investment policies of Fidelity Destiny Portfolios are fully described in the Funds' Prospectus beginning on page F-1. Generally, shares of the Funds are purchased at NAV within two business days of the date the Custodian receives Plan investments. Dividends and distributions received on Fund shares will be reinvested by the Custodian, after making authorized deductions, in additional shares of the Fund at the then current NAV unless otherwise directed by the Sponsor or unless the Planholder directs Boston Financial to remit them to the Planholder in cash.
 Commissions and Servicing Charges ranging from 40% to 93% of the total Creation and Sales Charges will be paid to authorized investment broker-dealer firms and mutual fund dealers that are members of the NASD and have executed a Destiny Dealer's Agreement with the Sponsor. From time to time the Sponsor may increase the commissions paid to broker-dealer firms to 100%. Also, the Sponsor will, at its expense, provide promotional incentives such as sales contests and luxury trips to investment professionals who support the sale and service of the Destiny Plans without reimbursement from the Destiny Funds. In some instances, these incentives may be offered only to certain investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of Plans. These broker-dealer firms are independent contractors. Nothing herein or in other literature and confirmations issued by the Sponsor, the Custodian or Boston Financial including the words "representative" or "commission," shall constitute any broker-dealer, a partner, employee or agent of the Sponsor, the Custodian or Boston Financial. Neither the Sponsor, the Custodian nor Boston Financial shall be liable for any acts or obligations of any such dealer or investment broker.
 Fidelity Systematic Investment Plans are currently offered for sale in all states. Ohio salesmen must be registered under the Ohio Bond Debenture Act.
5.ILLUSTRATION OF A HYPOTHETICAL $50 MONTHLY
DESTINY PLAN   S     I
IN TERMS OF AN ASSUMED INITIAL INVESTMENT OF $50 AND SUBSEQUENT INVESTMENTS OF $50 PER MONTH
WITH INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS REINVESTED IN ADDITIONAL SHARES
 The table below covers the period from October 1982 to September 1997, with all investments made at the end of each month.
 This period was one of widely fluctuating common stock prices. The results shown should not be considered a representation of the dividend income or capital gain or loss in the Plans today. Such Plans cannot assure a profit or protect against depreciation in declining markets.

                             DEDUCTIONS (A)                                     CUMULATIVE TOTAL VALUE OF SHARES
                                                       ANNUAL     ANNUAL
 INVEST- FISCAL              ANNUAL  ANNUAL            DIVIDEND   CAPITAL GAIN
 MENT    YEAR    CUMULATIVE  SALES   CUSTODIAN TOTAL   INCOME     DISTRIBUTIONS FROM       FROM      FROM     TOTAL VALUE
 NO.     ENDED   INVESTMENTS CHARGES FEES (B)  SHARES  REINVESTED REINVESTED    INVESTMENT DIVIDENDS CAPITAL  OF PLAN (C)
                                                                                                     GAINS
 1-12    Sept-83  $ 600.00 $ 300.00 $ 13.20       25.771     $ 5.91 $   38.01 $   292.73 $    5.72 $    36.83 $   335.28
 13-24   Sept-84  1,200.00    34.32   13.20       83.834      19.96    100.39     753.57     27.11     143.17     923.85
 25-36   Sept-85  1,800.00    34.32   13.20      147.826      56.14    139.12   1,241.51     80.66     274.35   1,596.52
 37-48   Sept-86  2,400.00    34.32   13.20      230.118      57.80    458.82   1,845.46    144.71     745.93   2,736.10
 49-60   Sept-87  3,000.00    34.32   13.20      312.714      70.79    605.62   2,871.90    249.76   1,522.14   4,643.80
 61-72   Sept-88  3,600.00    34.32   13.20      397.525      84.05    294.36   2,885.70    293.64   1,559.16   4,738.50
 73-84   Sept-89  4,200.00    34.32   13.20      465.136     122.68    239.74   4,211.82    503.71   2,191.74   6,907.27
 85-96   Sept-90  4,800.00    34.32   13.20      559.232     161.22    522.13   3,602.82    510.90   2,076.98   6,190.70
 97-108  Sept-91  5,400.00    34.32   13.20      626.763     195.39    254.59   5,731.04    923.83   3,210.38   9,865.25
 109-120 Sept-92  6,000.00    34.32   13.20      782.685     211.68  1,585.74   5,997.31  1,099.58   4,674.69  11,771.58
 121-132 Sept-93  6,600.00    34.32   13.20      922.135     230.35  1,433.11   7,295.09  1,480.75   6,771.36  15,547.20
 133-144 Sept-94  7,200.00    34.32   13.20     1018.515     102.02    964.52   8,220.36  1,663.96   8,143.40  18,027.72
 145-156 Sept-95  7,800.00    34.32   13.20     1257.867     348.06  2,589.95   9,342.28  2,224.51  12,055.95  23,622.74
 157-168 Sept-96  8,400.00    34.32   13.20     1371.885     542.95  1,022.76  10,735.93  3,022.47  14,241.77  28,000.17
 169-180 Sept-97  9,000.00    34.32   13.20     1546.978     619.23  2,380.61  13,818.15  4,491.36  20,488.70  38,798.21
                $ 9,000.00 $ 780.48 $198.00            $   2,828.12 $12,629.47                     TOTAL  $    38,798.21

NOTES:
(A) Under the terms of this Plan, out of the initial investment of $50, $25 is deducted as a sales charge from the initial investment and from each of the next 11 investments for an annual charge of $300. Additional deductions are $1.10 for Custodian Fees from each investment for an annual charge of $13.20. Deductions from the first 12 investments therefore total $313.20 or 52.20% of the first 12 monthly investments. If all of the 15 years' investments are made, total sales charges and Custodian Fees amount to 10.87% of the total agreed investments.
(B) Exclusive of a Service Charge, payable first against dividends and distributions and then, if necessary, against principal, to cover certain administrative expenses actually incurred. The amount of such a charge will be determined annually by pro rating each Plan's administrative costs over the total number of Plan accounts. For the
fiscal year ended September 1997, the charge was $   7.11     for
Destiny Plans I and $   6.32     for Destiny Plans II per Plan
account. In addition, subsequent to January 1, 1986, this charge is subject to increases by the Sponsor, in the aggregate not to exceed increases in the Consumer Price Index. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.
(C) Total is determined by Destiny I's fiscal year-end NAV.
No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. 6.ILLUSTRATION OF A HYPOTHETICAL $166.66 MONTHLY
DESTINY PLAN   S     I
IN TERMS OF AN ASSUMED INITIAL INVESTMENT OF $166.66 AND SUBSEQUENT INVESTMENTS OF $166.66 PER
MONTH WITH INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS REINVESTED IN ADDITIONAL SHARES
 The table below covers the period from October 1982 to September 1997, with all investments made at the end of each month.
 This period was one of widely fluctuating common stock prices. The results shown should not be considered a representation of the dividend income or capital gain or loss in the Plans today. Such Plans cannot assure a profit or protect against depreciation in declining markets.

                             DEDUCTIONS (A)                                     CUMULATIVE TOTAL VALUE OF SHARES
                                                       ANNUAL     ANNUAL
 INVEST- FISCAL              ANNUAL  ANNUAL            DIVIDEND   CAPITAL GAIN
 MENT    YEAR    CUMULATIVE  SALES   CUSTODIAN TOTAL   INCOME     DISTRIBUTIONS FROM       FROM      FROM     TOTAL VALUE
 NO.     ENDED   INVESTMENTS CHARGES FEES (B)  SHARES  REINVESTED REINVESTED    INVESTMENT DIVIDENDS CAPITAL  OF PLAN (C)
                                                                                                     GAINS
 1-12    Sept-83 $ 1,999.92 $ 999.96 $ 18.00      88.237 $  20.25 $  130.15 $ 1,002.26 $    19.62 $   126.08 $  1,147.96
 13-24   Sept-84   3,999.84    75.96   18.00     288.410    68.63    345.18   2,593.30      93.18     491.80    3,178.28
 25-36   Sept-85   5,999.76    75.96   18.00     509.057   193.29    479.03   4,276.78     277.54     943.50    5,497.82
 37-48   Sept-86   7,999.68    75.96   18.00     792.740   199.12  1,580.53   6,359.68     498.19   2,567.81    9,425.68
 49-60   Sept-87   9,999.60    75.96   18.00    1077.492   243.90  2,086.69   9,899.04     860.03   5,241.69   16,000.76
 61-72   Sept-88  11,999.52    75.96   18.00    1369.935   289.63  1,014.31   9,948.40   1,011.34   5,369.89   16,329.63
 73-84   Sept-89  13,999.44    75.96   18.00    1603.095   422.80    826.26  14,521.67   1,735.14   7,549.15   23,805.96
  85-96  Sept-90  15,999.36    75.96   18.00    1927.542   555.32  1,799.59  12,422.83   1,760.19   7,154.87   21,337.89
 97-108  Sept-91  17,999.28    75.96   18.00    2160.432   673.49    877.57  19,762.23   3,183.15  11,059.82   34,005.20
 109-120 Sept-92  19,999.20    75.96   18.00    2697.988   729.66  5,466.12  20,681.07   3,789.04  16,107.63   40,577.74
 121-132 Sept-93  21,999.12    75.96   18.00    3178.783   794.06  4,940.14  25,157.13   5,102.76  23,334.39   53,594.28
 133-144 Sept-94  23,999.04    75.96   18.00    3511.105   351.67  3,324.89  28,348.66   5,734.23  28,063.67   62,146.56
 145-156 Sept-95  25,998.96    75.96   18.00    4336.311 1,199.85  8,928.31  32,218.55   7,666.51  41,550.86   81,435.92
 157-168 Sept-96  27,998.88    75.96   18.00    4729.438 1,871.73  3,525.82  37,025.35  10,417.19  49,085.29   96,527.83
 169-180 Sept-97  29,998.80    75.96   18.00    5333.111 2,134.76  8,206.95  47,655.74  15,480.40  70,618.28  133,754.42
                $ 29,998.80 $2,063.40 $ 270.00      $    9,748.15 $43,531.55                      TOTAL  $    133,754.42

NOTES:
(A) Under the terms of this Plan, out of the initial investment of $166.66, $83.33 is deducted as a sales charge from the initial investment and from each of the next 11 investments for an annual charge of $999.96. Additional deductions are $1.50 for Custodian Fees from each investment for an annual charge of $18. Deductions from the first 12 investments therefore total $1,017.96 or 50.90% of the first 12 monthly investments. If all of the 15 years' investments are made, total sales charges and Custodian Fees amount to 7.78% of the total agreed investments.
(B) Exclusive of a Service Charge, payable first against dividends and distributions and then, if necessary, against principal, to cover certain administrative expenses actually incurred. The amount of such a charge will be determined annually by pro rating each Plan's administrative costs over the total number of Plan accounts. For the
fiscal year ended September 1997, the charge was $   7.11     for
Destiny Plans I and $   6.32     for Destiny Plans II per Plan
account. In addition, subsequent to January 1, 1986, this charge is subject to increases by the Sponsor, in the aggregate not to exceed increases in the Consumer Price Index. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.
(C) Total is determined by Destiny I's fiscal year-end NAV.
No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested.
APPENDIX: GLOSSARY OF TERMS
COMPLETED PLAN: A Destiny Plan is considered completed once the
   F    ace    A    mount of the Plan has been invested.
CONTRACTUAL PLAN: A type of capital accumulation plan in which the investor makes a firm commitment to invest a specific amount of money in a fund during a specified time period.
CURRENT PLAN: A plan in which there are at least as many investments recorded as there are months elapsed since establishment of the plan. DOLLAR-COST AVERAGING: A system of buying fixed dollar amounts of securities at regular intervals, regardless of the price of the shares. This method may result in an average cost that is generally lower than the average price at which the securities were purchased because an investment of a fixed dollar amount would buy more shares when the share price is low and fewer shares when the share price is high.
FACE AMOUNT: The total dollar amount of investments needed to complete a particular plan. For example, a $300 per month, 15 year plan would have a face amount of $54,000.
FACE CHANGE: Increasing or decreasing the amount of investments needed to complete a particular plan is known as a Face Change. (See page of the Plans' Prospectus for instructions on completing a Face Change). MUTUAL FUND: An investment company that pools capital from shareholders and invests in stocks, bonds, options, or other securities. They offer investors the advantages of diversification and professional management.
RIGHTS OF ACCUMULATION: The right to apply reduced    C    reation and
   S    ales    C    harges based on the face amount of the Plan. (See
pages  and  for a schedule of creation and sales charges.)
SYSTEMATIC INVESTMENT PLAN: An investment program in which an investor invests a specified amount of money in a fund at regular intervals. A contractual plan is a special type of systematic investment plan (see Contractual Plan above).
UNIT INVESTMENT TRUST (UIT): An investment company that has its own portfolio of securities in which it invests. It sells interests in this portfolio in the form of redeemable securities. Unit investment trusts are organized under a trust indenture, not a corporate charter.

FIDELITY SYSTEMATIC INVESTMENT PLANS: DESTINY PLANS I
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 1997
ASSETS:
Securities of investment company:
    228,364,289     shares of Destiny
I held for investors, valued at net asset
value of $   25.08     per share (Note 1)
 (average cost $   3,427,560,009    )           $    5,727,376,368
Cash                                                  $    143,517
Receivable for Destiny I shares sold                        52,018
  Total assets                                       5,727,571,903
LIABILITIES:
Payable for Destiny I shares purchased  $    146,003
Payable to custodian, sponsor and
broker/dealer (Note 4)                     1,035,930
  Total liabilities                                      1,181,933
NET  ASSETS (Note 2)                            $    5,726,389,970

Statements of Operations
Year Ended          Year Ended          Year Ended
September 30,       September 30,       September 30,
1997                1996                1995
INVESTMENT INCOME:
 Distributions received on shares of Destiny I from:
  Net investment income
$    96,561,988     $    89,281,971     $    60,916,170
  Realized gains
   371,227,198         168,182,318         453,287,974
   467,789,186         257,464,289         514,204,144
EXPENSES (Note 4):
 Custodian Fees
   394,357             367,960             370,441
 Administrative expenses
   601,473             585,608             572,532
  Net expenses
   995,830             953,568             942,973
   Investment income - net
   466,793,356         256,510,721         513,261,171
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Complete and partial liquidations, including Destiny I shares delivered
 to investors at market value:
  Proceeds received
   311,271,265         239,729,317         201,989,707
  Cost of Destiny I shares
   (211,499,168)       (176,894,004)       (170,341,528)
  Net realized gain on Plan liquidations
   99,772,097          62,835,313          31,648,179
  Net increase in unrealized appreciation
   993,262,758         300,213,194         306,455,241
  Net realized and unrealized gain on Plan shares
   1,093,034,855       363,048,507         338,103,420
   Net increase in net assets resulting from operations
$    1,559,828,211  $ 619,559,228          851,364,591


DESTINY PLANS I - FINANCIAL STATEMENTS - CONTINUED
Statements of Changes in Net Assets Invested in Shares of Destiny I

            Year Ended                     Year Ended                    Year Ended
            September 30, 1997             September 30, 1996            September 30, 1995
            Amount             Shares      Amount          Shares        Amount            Shares
Net assets at
 beginning of
 period     $    4,391,840,146 215,228,493 $ 3,908,031,571   208,146,062 $ 3,167,159,095   178,987,821
Additions during period:
 From investor
  payments     119,944,885                 123,968,130                   123,584,347
  Less: creation and
   sales charges
   (Note 4)    (4,415,669)                 (4,613,942)                      (4,266,731)
   Custodian Fees
   and insurance
     premiums
   (Note 4)    (832,079)                      (879,688)                     (918,278)
 Balance invested in
   Destiny I
shares         114,697,137     5,401,996   118,474,500       6,323,547   118,399,338       7,248,988
Investment income
 - net         466,793,356                 256,510,721                      513,261,171
  Less: Cash
   distributions
   to
investors      (28,704,259)                (14,495,836)                     (26,901,746)
 Balance reinvested in
   Destiny I
shares         438,089,097     21,927,033  242,014,885       13,211,616  486,359,425       34,156,291
Net realized gain on
  Plan
liquidat
ions           99,772,097                     62,835,313                    31,648,179
Net increase
  in unrealized
 appreciat
ion            993,262,758                    300,213,194                   306,455,241
    Total      6,037,661,235   242,557,522 4,631,569,463     227,681,225 4,110,021,278    220,393,100
Deductions during period:
 Redemptions and
  cancellations of
  Destiny I
shares         (311,271,265)   (14,193,233) (239,729,317)    (12,452,732) (201,989,707)   (12,247,038)
Net assets at end
 of period  $    5,726,389,970 228,364,289   $ 4,391,840,146 215,228,493  $ 3,908,031,571 208,146,062

FIDELITY SYSTEMATIC INVESTMENT PLANS: DESTINY PLANS II
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 1997
ASSETS:
Securities of investment company:
    243,583,375     shares of Destiny II
held for investors, valued at net asset
value of $    14.40     per share
(Note 1)
 (average co   st $2,223,664,510    )           $    3,507,600,600
Cash                                                       571,971
Receivable for Destiny II shares sold                       12,285
  Total assets                                       3,508,184,856
LIABILITIES:
Payable for Destiny II shares purchased  $    206,252
Payable to custodian, sponsor and
broker/dealer (Note 4)                      1,987,237
  Total liabilities                                      2,193,489
NET  ASSETS (Note 2)                            $    3,505,991,367

Statements of Operations
  Year Ended Year Ended Year Ended
  September 30,      September 30,       September 30,
  1997               1996                1995
INVESTMENT INCOME:
 Distributions received on shares of Destiny II from:
  Net investment income
$    161,931,472     $    42,663,716     $    25,297,415
  Realized gains
   53,977,157           59,856,556          149,760,699
   215,908,629          102,520,272         175,058,114
EXPENSES (Note 4):
 Custodian Fees
   446,865              367,638             316,099
 Administrative expenses
   1,219,410            1,204,257           1,053,084
  Net expenses
   1,666,275            1,571,895           1,369,183
   Investment income - net
   214,242,354          100,948,377         173,688,931
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Complete and partial liquidations, including Destiny II shares delivered
to investors at market value:
  Proceeds received
   150,705,546          115,283,136         82,247,858
  Cost of Destiny II shares
   (106,291,151)        (82,011,653)        (70,179,662)
  Net realized gain on Plan liquidations
   44,414,395           33,271,483  12,068,196
  Net increase in unrealized appreciation
   625,457,740          185,902,326         221,801,939
  Net realized and unrealized gain on Plan shares
   669,872,135          219,173,809         233,870,135
   Net increase in net assets resulting from operations
$    884,114,489     $    320,122,186     $   407,559,066


DESTINY PLANS II - FINANCIAL STATEMENTS - CONTINUED
Statements of Changes in Net Assets Invested in Shares of Destiny II

            Year Ended                     Year Ended                    Year Ended
            September 30, 1997             September 30, 1996            September 30, 1995
            Amount             Shares      Amount          Shares        Amount            Shares
Net assets at
 beginning of
 period     $    2,465,355,584 212,482,392 $ 1,978,480,817 187,243,794   $ 1,404,707,380   147,714,375
Additions during period:
 From investor
  payments      338,228,567                   311,357,075                   275,033,552
Less: creation and
   sales charges
   (Note 4)    (27,036,368)                   (26,843,231)                  (24,297,468)
   Custodian Fees
    (Note 4)   (2,062,876)                    (1,961,326)                   (1,692,890)
 Balance invested i   n
  Destiny II
shares         309,129,323     24,641,643  282,552,518     26,251,535    249,043,194       26,849,400
Investment income
 - net         214,242,354                    100,948,377                   173,688,931
  Less: Cash
   distributions
   to
investors      (1,902,483)                    (516,801)                     (580,964)
 Balance reinvested in
  Destiny II
shares         212,339,871     18,308,982  100,431,576     9,616,656        173,107,967    21,475,284
Net realized gain
 on Plan
liquidations   44,414,395                     33,271,483                    12,068,196
Net increase in
 unrealized
appreciation   625,457,740                    185,902,326                   221,801,939
    Total      3,656,696,913   255,433,017 2,580,638,720   223,111,985   2,060,728,676     196,039,059
Deductions during period:
 Redemptions and
  cancellations of
  Destiny II
shares         (150,705,546)   (11,849,642) (115,283,136)  (10,629,593)  (82,247,859)      (8,795,265)
Net assets at end
 of period  $    3,505,991,367 243,583,375 $ 2,465,355,584 212,482,392   $ 1,978,480,817   187,243,794

Shares have been adjusted for a 3 - for - 1 split (see note 3).


    NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES: The Plans are a unit investment trust registered under the Investment Company Act of 1940, as amended, with the Securities and Exchange Commission, investing only in shares of Fidelity Destiny Portfolios: Destiny I and Destiny II (the "Funds"). Destiny Plans I is for the accumulation of shares of Fidelity Destiny Portfolios: Destiny I; Destiny Plans II is for the accumulation of shares of Fidelity Destiny Portfolios: Destiny II.
The financial statements have been prepared in conformity with generally accepted accounting principles for unit investment trusts which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Plans:
SECURITY VALUATION. The investments in shares of Fidelity Destiny
Portfolios: Destiny I and Destiny II are valued at each of the Fund Portfolio's respective bid market price which is equal to the net asset value per share of each of the Fund Portfolios at period end. FEDERAL INCOME TAXES. No provisions are made for federal income taxes. All income dividends and capital gain distributions received by investors are treated as if received directly from the underlying Fund. A Planholder will not realize any gain or loss upon withdrawal from the Plans when transferring to an account for direct ownership of the underlying Fund shares. Any liquidation by a Planholder of a Fund will be treated as if the underlying Fund shares were sold. TRANSACTION DATES. Share transactions are recorded on the trade date. Dividend income and capital gain distributions are recorded on the ex-dividend date.
COST METHOD. The investment in shares of each Fund at cost is based on average cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains) in such shares after deduction of sales charges, custodian fees, and insurance fees, if applicable.
2. PLAN ASSETS
 Destiny Plans I assets consisted of the following at September 30,
1997:
                       Systematic
 Systematic            Investment
 Investment            Plans with       Total of
 Plans                 Insurance        All Plans
Payments received from investors on outstanding Plans
$    1,431,087,093     $    977,931     $    1,432,065,024
 Deduct   :
     Sponsor fees
     73,941,747           52,322           73,994,069
     Custodian Fees
   10,800,579             10,552           10,811,131
Insurance premiums
   --                     29,538           29,538
Total deductions
   84,742,326             92,412           84,834,738
Net payments invested in shares of Destiny I
    1,346,344,767         885,519          1,347,230,286
Add:
     Distributions from investment income reinvested
   337,237,054            913,655          338,150,709
     Distributions from realized gains reinvested
   1,737,640,372          4,538,642        1,742,179,014
Unrealized appreciation in Destiny I shares held at September 30, 1997
   2,295,552,656          4,263,703        2,299,816,359
    Deduct: Fees payable
   (986,379)              (19)          (986,398)
        Net assets
$    5,715,788,470     $    10,601,500   $ 5,726,389,970


    NOTES TO FINANCIAL STATEMENTS    -     CONTINUED
2. PLAN ASSETS    -     CONTINUED
 Destiny Plans II assets consisted of the following at September 30,
1997:
Payments received from investors on outstanding
Plans                                          $    1,797,836,660
Deduct:
     Sponsor fees                                      185,455,642
        Custodian Fees                                 13,989,665
   Total deductions                                   199,445,307
 Net payments invested in shares of Destiny II       1,598,391,353
Add:
     Distributions from investment income
reinvested                                            102,146,117
        Distributions from realized gains
reinvested                                            523,127,040
        Unrealized appreciation in Destiny II
shares held at September 30, 1997                    1,283,936,090
Deduct:
     Fees payable                                      (1,609,233)
          Net assets                            $    3,505,991,367
3. CAPITAL SHARES: On January 18, 1996, the Trustees of Destiny II approved a three-for-one stock split of the capital shares of Destiny II for shareholders of record as of June 21, 1996. A total of 139,172,552 capital shares of Destiny II were issued to Destiny Plans II in connection with the split. Share amounts in the accompanying financial statements have been restated to reflect the aforementioned split.
4. EXPENSES AND DEDUCTIONS: For information regarding Creation and Sales Charges, Custodian Fees, and Administrative expenses see pages 16 and 17 of this Prospectus.
Fidelity Distributors Corporation, a wholly owned subsidiary of FMR Corp. and sponsor of Fidelity Systematic Investment Plans, received
approximately $   1,427,000    , $812,000, and $907,000 as its portion
of the Creation and Sales Charges on sales of Plans I during the years
ended September 30, 1997, 1996, and 1995, respectively; $   2,908,000,
    $3,285,000, and $2,927,000 on sales of Plans II during the
year   s     ended September 30, 1997, 1996, and 1995, respectively.



REPORT OF INDEPENDENT ACCOUNTANTS
To the Directors of Fidelity Distributors Corporation and Investors under Fidelity Systematic Investment Plans: Destiny Plans I and Destiny Plans II:
 We have audited the accompanying statements of assets and liabilities of Fidelity Systematic Investment Plans: Destiny Plans I and Destiny Plans II (the "Plans") as of September 30, 1997, and the related statements of operations and changes in net assets invested in shares of Destiny I and Destiny II for each of the three years in the period ended September 30, 1997. These financial statements are the responsibility of the Plans' management. Our responsibility is to express an opinion on these financial statements based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fidelity Systematic Investment Plans: Destiny Plans I and Destiny Plans II as of September 30, 1997, the results of their operations and the changes in their net assets invested in shares of Destiny I and Destiny II for each of the three years in the period ended September 30, 1997, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
    November    11    , 1997
FIDELITY DISTRIBUTORS CORPORATION
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
STATEMENT OF FINANCIAL CONDITION
as of December 31, 199   6
(in thousands except for share amounts)
ASSETS
Cash                                                      $ 1   31
Receivables:
 Brokers, dealers, and customers                            36,252
 Other                                                      15,134
Investments, at market (cost $16,7   77    )             1   6,892
Property and equipment, net                              1   4,180
Other assets                                                28,457
 Total Assets                                         $    111,046

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to mutual funds                                $    36,217
Other liabilities                                              470
 Total Liabilities                                          36,687

Stockholder's equity:
Preferred stock, 5% noncumulative, $100 par value; authorized 5,000 shares;
 issued and outstanding 4,750 shares                               475
Common stock, $1 par value; authorized 1,000,000 shares;
 issued and outstanding 1,061 shares                                 1
Additional paid-in capital                                      13,494
Retained earnings                                          118,656
                                                           132,626
 Less: Receivable from parent company                  (   58,267)
 Total Stockholder's Equity                                 74,359
  Total Liabilities and Stockholder's Equity          $    111,046
The accompanying notes are an integral part of this financial statement.
FIDELITY DISTRIBUTORS CORPORATION
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO STATEMENT OF FINANCIAL CONDITION
A. PRINCIPAL BUSINESS ACTIVITIES:
Fidelity Distributors Corporation ("FDC" or the "Company") is a registered broker/dealer under the Securities Exchange Act of 1934. The Company is the principal underwriter and distributor of mutual funds under agreements with funds managed by an affiliate, Fidelity Management & Research Company and is the sponsor of Fidelity Destiny Plans. A division of Fidelity Distributors Corporation provides pricing and bookkeeping services, mutual fund transfer agent services and other processing functions on behalf of affiliated companies.
B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
USE OF ESTIMATES
The preparation of the statement of financial condition in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of
assets and liabilities as of December 31, 199   6    . Actual results
could differ from the estimates included in the statement of financial condition.
INCOME TAXES
The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp.
The Company's deferred tax assets at December 31, 199   6
approximated $   3,216,000.     The principal sources of temporary
differences relate to deferred compensation, pension expense   ,
depreciation     and    relocation reserves.
INVESTMENTS
Investments, comprised principally of shares held in Fidelity mutual funds, are stated at market value.
   PROPERTY AND EQUIPMENT
   Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using primarily the straight line method. Leasehold improvements are amortized over the lesser of their economic useful life or the term of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful lives of the assets are capitalized. Internally developed software is expensed as incurred. Any gain or loss on the sale or retirement of property and equipment is included in net income.
   OTHER ASSETS
   Other assets includes deferred charges in the amount of $24,846,000 net of amortization of $7,775,000. These deferred charges represent dealer concessions paid to dealers of funds that are subject to contingent deferred sales charges. The charges are amortized over five years.
FIDELITY DISTRIBUTORS CORPORATION
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO STATEMENT OF FINANCIAL CONDITION (continued)
C. TRANSACTIONS WITH AFFILIATED COMPANIES:
FDC is party to several arrangements with affiliated companies. Under these arrangements, FDC charged these affiliates for shareholder services, marketing and distribution expenses and other administrative services and was charged for commission expenses, promotional expenses, equipment processing services, and occupancy expenses. In addition, certain direct and indirect expenses incurred in connection with the underwriting and distribution of Fidelity mutual fund shares are borne by affiliated companies.
FDC participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits relating to employees of FDC. FDC also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all employees. Annual contributions to the plans are based on either stated percentages of eligible employee compensation or employee contributions.
All intercompany transactions are charged or credited through an intercompany account with FMR Corp. and may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. The Company receives credit for the collection of its receivables and is charged for the settlement of its liabilities through its intercompany account with FMR Corp. Under an agreement with FMR Corp., the Company offsets liabilities to affiliated companies which will ultimately be settled by FMR Corp. on behalf of the Company against its receivable from FMR Corp. As the net receivable was not settled in the ordinary course of business, it has been reported as a reduction in shareholder's equity.
D. PROPERTY AND EQUIPMENT:
Property and equipment consists of the following (in thousands):
Equipment                                              $    24,852
Leasehold improvements                                       7,860
Furniture and fixtures                                       1,425
                                                            34,137
Less: Accumulated depreciation and amortization             19,957
                                                       $    14,180
FIDELITY DISTRIBUTORS CORPORATION
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO STATEMENT OF FINANCIAL CONDITION (continued)
E. NET CAPITAL REQUIREMENT:
FDC is subject to the Securities and Exchange Commission's Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At December
31, 199   6    , FDC had net capital of    $15,919,000     which was
   $15,875,000     in excess of its required net capital of
   $44,000    . Additionally, the ratio of aggregate indebtedness to
net capital at December 31, 199   6     was 0.0   4     to 1.
REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Distributors
Corporation
 (A Wholly-Owned Subsidiary of FMR Corp.):
We have audited the accompanying statement of financial condition of
Fidelity Distributors Corporation as of December 31, 199   6    . This
financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity
Distributors Corporation as of December 31, 199   6    , in conformity
with generally accepted accounting principles.
   COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
January 2   9    , 199   7

FIDELITY
DESTINY PORTFOLIOS:
Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a
copy of    a     fund   '    s most recent financial report and
portfolio listing or a copy of the Statement of Additional Information
(SAI) dated November 19, 1997.    T    he SAI has been filed with the
Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http:/www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either
document, call Fidelity Distributors Corporation (FDC)   , 82
Devonshire Street, Boston, MA 02109     at the appropriate number
listed below, or your investment professional.
FIDELITY DISTRIBUTORS CORPORATION
FIDELITY INVESTMENTS INSTITUTIONAL SERVICES COMPANY, INC., BROKER/DEALER SERVICES DIVISION
Nationwide (toll-free) 1-800-433-0734
   In Alaska or     Overseas (call collect) 1-617-328-5000
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
   DES-PRO-1197

   MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS
   OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION.
   SHARES ARE NOT INSURED BY THE FDIC, FEDERAL
   RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
   SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
   OF PRINCIPAL AMOUNT INVESTED.
   Destiny I (fund number 006)
   Destiny II (fund number 306)
Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.
Shares of each fund may be purchased only through Fidelity Systematic Investment Plans: Destiny Plans I and Destiny Plans II (the Plans or a
Plan), a unit investment trust. Details of the Plans, including the Creation and Sales Charges, as well as Custodian Fees, are discussed in the Prospectus for the Plans. The charges for the first year of a Plan may amount to as much as 50% of the amounts paid under a Plan. Prospective investors should read this Prospectus in conjunction with the Plans' Prospectus.
PROSPECTUS
DATED NOVEMBER 19, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109
CONTENTS



PROSPECTUS

KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES Each fund's yearly operating expenses.

                                         FINANCIAL HIGHLIGHTS A summary of each fund's financial data.

                                         PERFORMANCE How each fund has done over time.

THE FUNDS IN DETAIL                      CHARTER How each fund is organized.

                                         INVESTMENT PRINCIPLES AND RISKS Each fund's overall approach to investing.

                                         BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                             HOW TO BUY SHARES

                                         HOW TO SELL SHARES Taking money out and closing your account.

                                         INVESTOR SERVICES  Services to help you manage your account.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.

                                         EXCHANGE RESTRICTIONS



   KEY FACTS


WHO MAY WANT TO INVEST
Each fund is designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns and who want to be invested in the stock market for its long-term growth potential. Each fund invests for growth and does not pursue income.
Shares of each fund may be acquired only through the purchase of an interest in Fidelity Systematic Investment Plans: Destiny Plans I or Destiny Plans II. The funds are designed for investors who are seeking accumulation of capital through regular, systematic investing over a period of 10 years or more. Investments in the funds are based on the concept of "dollar-cost averaging." This involves consistently buying uniform dollar amounts of a fund regardless of the price, at regular intervals. When prices are low, more shares are bought than when prices are high. Because the value of the securities in each fund fluctuates with market conditions, if you liquidate your Plan investment when the market value of your shares is less than their original cost, including the initial Plan's Creation and Sales Charges, you will incur a loss. Investments in a systematic investment plan do not eliminate market risk. While FMR will seek to realize capital growth over the lifetime of a Plan, the policies FMR follows may not be appropriate if you are unable to complete your Plan. You should also consider your ability to continue to invest during periods of varying economic and market conditions.
Receipt by each fund of investments on a systematic basis tends to provide a more consistent level of fund assets than might be the case for those funds whose shares are sold directly and may allow each fund to plan for the gradual accumulation of various individual security positions. One example of how each fund could employ this concept is through the program of dollar-cost averaging as described above. Such a program could be hampered by increased net redemptions or the failure of Plan investors to purchase shares.
FMR is also the investment adviser to certain other investment companies not sold through systematic investment plans, which also have objectives of capital growth. The investment policies employed by each of these funds vary, as do the sales charges assessed to fund share purchases and the investment results each has attained.
   The value of each fund's investments varies from day to day, generally reflecting changes in market conditions and other company, political, and economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities.
Each fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. Neither fund will offer its shares publicly except through the Plans, which impose separate Creation and Sales Charges. Creation and Sales Charges vary according to the monthly investment size and duration of each Plan. Please refer to the Plans' Prospectus for details.

                                      Destiny                 Destiny II
                                      I

   Sales charge on purchases             None                    None
   and reinvested distributions

   Deferred sales charge on              None                    None
   redemptions

ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company
(FMR) that varies based on its performance. Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. Management fees and other expenses are reflected in each fund's share price and are not charged directly to individual shareholder accounts. For accounts maintained within the Plans, separate custodian fees and an annual service fee are charged directly to Planholders. Please refer to the section "Breakdown of Expenses," beginning on page and the Plans' Prospectus for further information.
The following figures are based on historical expenses of each fund and are calculated as a percentage of average net assets of
   each     fund. A portion of the brokerage commissions that a fund
pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent
whereby    credits realized as a result of     uninvested cash
balances    are     used to reduce custodian and transfer agent
expenses. Including these reductions, the total fund operating expenses presented in the table would have been 0.38% and 0.53% for Destiny I and Destiny II, respectively.
                               Destiny I         Destiny II

Management fee                 0.36%             0.50%

12b-1 fee (Distribution Fee)   None              None

Other expenses                 0.03%             0.04%

TOTAL OPERATING EXPENSES       0.39%             0.54%

EXPENSE TABLE EXAMPLE: You would pay the following    amount in total
expenses on a $1,000 investment in a fund, assuming a 5% annual return and full redemption at the end of each time period. Total expenses shown below include any shareholder transaction expenses and a fund's annual operating expenses.
             1 Year   3 Years   5 Years   10 Years

Destiny I    $ 4      $ 13      $ 22      $ 49

Destiny II   $ 6      $ 17      $ 30      $ 68

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE    NOT MEANT
TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR     RETURNS, ALL OF WHICH
MAY VARY.
Please refer to page for the funds' past performance. As stated above, Creation and Sales Charges vary for each Plan. Generally, however, these charges are structured to decrease as a percentage of the monthly investment as the Plan progresses. Consequently, the major portion of the total Creation and Sales Charges incurred during the life of a Plan are assessed within its first year. For a detailed explanation of applicable rate structure, please refer to the Plans' Prospectus.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow    for Destiny I and
Destiny II     have been audited by    Coopers & Lybrand L.L.P.    ,
independent accountants. The funds' financial highlights, financial
statements, and    report of the auditor     are included in the
funds' Annual Report, and are incorporated by reference into    (are
legally a part of)     the funds' SAI. Contact FDC or your investment
professional for a free copy of the Annual Report or the SAI.
DESTINY I



Selected Per-Share Data and Ratios

Years ended September 30
1997       1996        1995    1994E   1993H   1993I          1992I          1991I   1990I   1989I          1988I

Net asset value, beginning
$ 20.41    $ 18.78     $ 17.70 $ 16.86 $ 17.22 $ 16.54        $ 15.23        $ 14.24 $ 14.03 $ 12.44        $15.93
of period

Income from Investment
Operations

 Net investment income
 .49C       .45         .41     .30     .04     .26            .31            .33     .46D    .30            .24

 Net realized and unrealized
6.36       2.42        3.54    1.69    .75     3.16           2.55           1.25    1.18    1.81              (.35)
 gain (loss)

 Total from investment
6.85       2.87        3.95    1.99    .79     3.42           2.86           1.58    1.64    2.11           (.11)
 operations

Less Distributions

 From net investment income
(.45)      (.43)       (.34)   (.11)   (.14)   (.30)          (.49)          (.10)   (.38)   (.26)          (.39)

 From net realized gain
(1.73)     (.81)       (2.53)  (1.04)  (1.01)  (2.44)         (1.06)         (.49)   (1.05)  (.26)          (2.99)

 Total distributions
(2.18)     (1.24)      (2.87)  (1.15)  (1.15)  (2.74)         (1.55)         (.59)   (1.43)  (.52)          (3.38)

Net asset value, end of period
$ 25.08    $ 20.41     $ 18.78 $ 17.70 $ 16.86 $ 17.22        $ 16.54        $ 15.23 $ 14.24 $ 14.03        $12.44

Total returnB
36.29%   J     16.04%  27.49%  12.30%  4.77%   23.90%         20.18%         11.93%  12.17%  17.90%         (1.45)%

Net assets, end of period
$ 5,96   1 $ 4,565     $ 4,053 $ 3,273 $ 2,973 $ 2,86   9     $ 2,37   3     $ 2,023 $ 1,832 $ 1,66   2     $1,4   40
(   In millions    )

Ratio of expenses to
 .39%       .65%        .68%    .70%    .65%A   .66%           .61%           .50%    .53%    .60%           .60%
       average        net assets

Ratio of expenses to
 .38%F      .65%        .68%    .70%    .65%A   .66%           .61%           .50%    .53%    .60%           .60%
       average net assets after
expense reductions

Ratio of net investment
2.20%      2.40%       2.35%   1.69%   1.11%A  1.83%          2.00%          2.45%   3.37%   2.35%          2.10%
income to average net assets

Portfolio turnover rate
   3    2% 42%         55%     77%     82%A    75%            75%            84%     75%     72%            80%

Average commissions rateG
$    .0478 $ .0175


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF THE SEPARATE SALES CHARGES AND CUSTODIAN FEES ASSESSED THROUGH FIDELITY SYSTEMATIC INVESTMENT PLANS AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS SPECIAL DIVIDENDS OF $.09 PER
SHARE.
E EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H THREE MONTHS ENDED SEPTEMBER 30, 1993
I YEARS ENDED JUNE 30
   J THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
DESTINY II



   NOTE:     PER    SHA    RE    D    ATA    HAVE BEEN ADJUSTED FOR A 3-FOR-1 SHARE SPLIT PAID JUNE 21, 1996.

   Selected Per-Share Data and Ratios


Years ended September 30
1997            1996           1995           1994E   1993H   1993I   1992I   1991I     1990I     1989I     1988I

Net asset value, beginning
$ 11.61         $ 10.57        $ 9.52         $ 8.89  $ 8.82  $ 8.23  $ 7.83  $ 7.04    $ 6.88    $ 6.08    $ 6.99
of period

Income from Investment
Operations

 Net investment income
 .27C            .24            .22            .14     .01     .09     .11     .10       .19D      .08       .04

 Net realized and unrealized
3.52            1.34           1.99           .96     .41     1.61    1.36    .86       .76       .91          (.06)
 gain (loss)

 Total from investment
3.79            1.58           2.21           1.10    .42     1.70    1.47    .96       .95       .99       (.02)
 operations

Less Distributions

 From net investment income
(.25)           (.22)          (.17)          (.04)   (.05)   (.12)   (.11)   (.12)     (.12)     (.06)     (.03)

 From net realized gain
(.75)           (.32)          (.99)          (.43)   (.30)   (.99)   (.96)   (.05)     (.67)     (.13)     (.86)

 Total distributions
(1.00)          (.54)          (1.16)         (.47)   (.35)   (1.11)  (1.07)  (.17)     (.79)     (.19)     (.89)

Net asset value, end of period
$ 14.40         $ 11.61        $ 10.57        $ 9.52  $ 8.89  $ 8.82  $ 8.23  $ 7.83    $ 7.04    $ 6.88    $ 6.08

Total returnB
34.72%   J      15.43%         26.98%         12.67%  4.93%   23.28%  20.61%  14.35%    14.42%    16.76%    (.23)%

Net assets, end of period
$ 3,609         $ 2,538        $ 2,03   2     $ 1,437 $ 1,143 $ 1,061 $ 479   $ 326     $ 221     $ 143     $ 7   8
(   In millions    )

Ratio of expenses to
 .5   4    %     .78%           .80%           .80%    .84%A   .84%    .88%    .84%      .87%      .97%      1.12%
       average net assets

Ratio of expenses to average
 .5   3    %F    .78%           .80%           .80%    .84%A   .84%    .88%    .84%      .87%      .97%      1.12%
net assets after expense
reductions

Ratio of net investment
2.1   1    %    2.38%          2.33%          1.56%   .69%A   1.41%   1.60%   1.70%     3.07%     1.53%     1.07%
       income        to average net assets

Portfolio turnover rate
35%             37%            52%            72%     80%A    81%     113%    129%      112%      128%      148%

Average commissions rateG
$    .0482         $ .0182


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF THE SEPARATE SALES CHARGES AND CUSTODIAN FEES ASSESSED THROUGH FIDELITY SYSTEMATIC INVESTMENT PLANS AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS SPECIAL DIVIDENDS OF $.07 PER
SHARE.
E EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H THREE MONTHS ENDED SEPTEMBER 30, 1993
I YEARS ENDED JUNE 30
   J THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
PERFORMANCE
   Mutual fund performance is commonly measured as     TOTAL
RETURN   . The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
All total returns quoted below do not include the effect of paying the separate Creation and Sales Charges and Custodian Fees associated with the purchase of shares of the funds through the Plans. Total returns would be lower if Creation and Sales Charges and Custodian Fees were taken into account. As previously discussed, shares of the funds may be acquired only through the Plans. Investors should consult the Plans' Prospectus for complete information regarding Creation and Sales Charges and Custodian Fees.
Each fund's fiscal year runs from October 1 through September 30. The tables below show each fund's performance over past fiscal years. The
charts on page  present calendar year performance    for each fund
compared to different measures, including a competitive funds average.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods    Past 1    Past 5          Past 10         Life of
ended             year      years           years           fund
September 30,
199   7

Destiny I          36.29%    23.50%          16.80%          19.02%*

Destiny II         34.72%    23.22%          17.21%          22.91%**

CUMULATIVE TOTAL RETURNS

Fiscal periods    Past 1    Past 5           Past 10          Life of
ended             year      years            years            fund
September 30,
199   7

Destiny I          36.29%    187.25%          372.71%             1    1,390.24%*

Destiny II         34.72%    184.11%          389.22%          1,031.41%**


* FROM JULY 10, 1970 (COMMENCEMENT OF OPERATIONS).
   ** FROM DECEMBER 30, 1985 (COMMENCEMENT OF OPERATIONS).
The following tables show Destiny Plans I and Destiny Plans II average
annual total returns calculated for the one, five, ten   ,     and
   fifteen years or     Life of Plan ended September 30, 199   7
for a $50/month, 15 year Plan. The following Plan-related average annual total returns include change in share price, reinvestment of dividends and capital gains, and the effects of the separate Creation and Sales Charges and Custodian Fees assessed through the Plans. The
illustrations assume an initial $   600     lump sum investment at the
beginning of each period shown with no subsequent Plan investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned only had they made regular monthly investments over the period. Consult the Plans' Prospectus for more complete information on applicable charges and fees.
   AVERAGE ANNUAL TOTAL RETURNS - DESTINY PLANS

Fiscal periods            Past    1       Past    5             Past 10            Past 15
ended                     year            years                 years              years/

September 30,                                                                          Life of    Plan
199   7

Destiny    Plans     I     -34.85%         19.04%                15.27%          20.62%   A

Destiny    Plans     II    -35.60%         18.78%                15.67%          21.62%   B


   A FROM OCTOBER 1, 1982 TO SEPTEMBER 30, 1997.
   B FROM     DECEMBER 30, 1985 (COMMENCEMENT OF OPERATIONS) TO
SEPTEMBER 30, 1997.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Growth Funds Average
for Destiny I and Destiny II    .    As of September 30, 1997, the
average reflected the performance of 784 mutual funds     with similar
investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
STANDARD & POOR'S 500 INDEX (S&P 500) is a widely recognized, unmanaged index of common stocks.
Unlike each fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
   Each fund     may quote its adjusted net asset value including all
distributions paid. This value may be averaged over specified periods and may be used to calculate a fund's moving average.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, please call    the
appropriate number listed on the front cover, or your investment professional.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
YEAR-BY-   Y    EAR TOTAL RETURNS






Calendar years                                  1990     1991     1992     1993     1994     1995     1996

DESTINY I                                       -3.15%   38.92%   15.15%   26.42%   4.43%    36.95%      18.55    %

Standard & Poor's 500 Index                     -3.10%   30.47%   7.62%    10.08%   1.32%    37.58%      22.96    %

Lipper Growth Funds Average                     -4.72%   37.08%   7.86%    10.61%   -2.17%   30.79%      19.24    %

Consumer Price Index                            6.11%    3.06%    2.90%    2.75%    2.67%    2.54%       3.32    %



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: -3.15
ROW: 5, COL: 1, VALUE: 38.92
ROW: 6, COL: 1, VALUE: 15.15
ROW: 7, COL: 1, VALUE: 26.42
ROW: 8, COL: 1, VALUE: 4.430000000000001
ROW: 9, COL: 1, VALUE: 36.95
ROW: 10, COL: 1, VALUE: 18.55
(LARGE SOLID BOX) DESTINY I
YEAR-BY-   Y    EAR TOTAL RETURNS






Calendar years                                  1990     1991     1992     1993     1994     1995     1996

DESTINY II                                      -2.52%   41.42%   15.48%   26.81%   4.48%    35.96%      17.86    %

Standard & Poor's 500 Index                     -3.10%   30.47%   7.62%    10.08%   1.32%    37.58%      22.96    %

Lipper Growth Funds Average                     -4.72%   37.08%   7.86%    10.61%   -2.17%   30.79%      19.24    %

Consumer Price Index                            6.11%    3.06%    2.90%    2.75%    2.67%    2.54%       3.32    %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: -2.52
Row: 5, Col: 1, Value: 41.42
Row: 6, Col: 1, Value: 15.48
Row: 7, Col: 1, Value: 26.81
Row: 8, Col: 1, Value: 4.48
Row: 9, Col: 1, Value: 35.96
Row: 10, Col: 1, Value: 17.86
(LARGE SOLID BOX) DESTINY II
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Destiny Portfolios, an open-end management investment company originally organized as a Massachusetts corporation on January 7, 1969 and reorganized as a Massachusetts business trust on June 20, 1984.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced
executives who meet    periodically     throughout the year to oversee
the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance.
   The trustees serve as trustees for other Fidelity funds.     The
majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL    SHAREHOLDER     MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent or the Plans' custodian, as applicable, will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which chooses their investments and handles their business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East) in Tokyo, Japan, assist FMR with foreign investments.
As of    September 30, 1997,     FMR advised funds having
approximately    33     million shareholder accounts with a total
value of more than $   521     billion.
George A. Vanderheiden is    Vice President and     manager of Destiny
I and Destiny II, which he has managed since 1980 and 1985,
respectively.    He also manages several other Fidelity funds.     Mr.
Vanderheiden joined Fidelity in 1971.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FDC distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.
Each fund seeks capital growth primarily from equity securities. Each fund will tend to be fully invested in common stocks and securities convertible into common stocks, but may also buy other types of securities such as preferred stocks or bonds. The funds have the flexibility to invest in large or small, domestic or foreign issuers. The value of each fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR intends. Also, as a mutual fund, each fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call
the appropriate number listed on the front cover,     or your
investment professional.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, each fund may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers
to borrow money from investors. The issuer    generally     pays the
investor a fixed, variable,    or floating rate     of interest, and
must repay the amount borrowed at maturity. Some debt securities, such
as zero coupon bonds, do not pay current interest, but are    sold at
a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The    tables on the following pages     provide a summary of ratings
assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended September
19   97    , and are presented as a percentage of total security
investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
DESTINY II
FISCAL YEAR ENDED SEPTEMBER 1997  MOODY'S
DEBT HOLDINGS, BY RATING INVESTORS SERVICE STANDARD & POOR'S
  (AS A % OF INVESTMENTS)   (AS A % OF INVESTMENTS)
    RATING  AVERAGE RATING  AVERAGE
      OF TOTAL INVESTMENTS   OF TOTAL INVESTMENTS
INVESTMENT GRADE
HIGHEST QUALITY AAA    14.4    % AAA    14.4    %
HIGH QUALITY AA    0.0    %        AA    0.0    %
UPPER-MEDIUM GRADE A    0.0    % A    0.0    %
MEDIUM GRADE BAA    0.0    % BBB    0.0    %
LOWER QUALITY
MODERATELY SPECULATIVE BA    0.0    % BB    0.0    %
SPECULATIVE B    0.0    % B    0.0    %
HIGHLY SPECULATIVE CAA    0.0    % CCC    0.0    %
POOR QUALITY CA    0.0    % CC    0.0    %
LOWEST QUALITY, NO INTEREST C    0.0    % C    0.0    %
IN DEFAULT, IN ARREARS --  D    0.0    %
   REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
   THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR
S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED
   TO 0.00% OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED
   SECURITIES. UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO 0.00%
OF THE FUND'S INVESTMENTS.
DESTINY I
FISCAL YEAR ENDED SEPTEMBER 1997 MOODY'S
   DEBT HOLDINGS, BY RATING     INVESTORS SERVICE STANDARD &
POOR'S
    (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
    RATING  AVERAGE RATING  AVERAGE
      OF TOTAL INVESTMENTS   OF TOTAL INVESTMENTS
INVESTMENT GRADE
HIGHEST QUALITY AAA    14.2%     AAA    14.2    %
HIGH QUALITY AA    0.0    % AA    0.0    %
UPPER-MEDIUM GRADE A    0.0    % A    0.0    %
MEDIUM GRADE BAA    0.0    % BBB    0.0    %
LOWER QUALITY
MODERATELY SPECULATIVE BA    0.0    % BB    0.0    %
SPECULATIVE B    0.0    % B    0.0    %
HIGHLY SPECULATIVE CAA    0.0    % CCC    0.0    %
POOR QUALITY CA    0.0    % CC    0.0    %
LOWEST QUALITY, NO INTEREST C    0.0    % C    0.0%
   IN DEFAULT, IN ARREARS --  D 0.0%
   REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
   THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR
S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P
   AMOUNTED TO 0.00% OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL
   AS UNRATED SECURITIES. UNRATED LOWER-QUALITY SECURITIES AMOUNTED
TO 0.00% OF THE FUND'S INVESTMENTS.
   RESTRICTIONS:     Purchase of a debt security is consistent with a
fund's debt quality policy if it is rated at or above the stated level
by Moody's    Investors Service (Moody's)     or rated in the
equivalent categories by    Standard & Poor's (    S&P   )    , or is
unrated but judged to be of equivalent quality by FMR. Each fund currently intends to limit its investment in lower than Baa-quality debt securities to 10% of its assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of
foreign    debt     securities may be unwilling to pay interest and
repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTION   S:            A fund may not purchase a security if, as
a result, more than 10% of its assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS:        With respect to 75% of its total assets, each
fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities.
A fund may not invest more than 25% of its total assets in any one
industry.    This limitation does not apply to U.S. Government
securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS:        Each fund may borrow only for temporary or
emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS:        Loans, in the aggregate, may not exceed 331/3% of
a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.
With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.
A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each fund's assets are reflected in that fund's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES,
which are explained    on page     .
FMR may, from time to time, agree to reimburse each fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is determined by taking a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well a fund has performed relative to its comparative index.
The basic fee rate (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For September 1997, the group fee rate was    0.2950    %. The
individual fund fee rate is    0.17    % for Destiny I and
   0.30    % for Destiny II.
   The basic fee rate for the fiscal year ended September 1997 was 0.4650% for Destiny I and 0.5950% for Destiny II.
The performance adjustment rate is calculated monthly by comparing each fund's performance to that of the S&P 500 over the performance period.
The performance period is the most recent 36-month period.
The difference is translated into a dollar amount that is added to or subtracted from the basic fee.
The maximum annualized performance adjustment rate is +0.24% of    the
    average net assets up to and including $100,000,000 and +0.20% of
the average net assets in excess of $100,000,000    over the
performance period.
The total management fee rates for Destiny I and Destiny II for the
fiscal year ended September 19   97 were 0.36    % and    0.50    %,
respectively.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
For the fiscal year ended September 199   7    , FMR, on behalf of
Destiny I and Destiny II, paid FMR U.K. and FMR Far East fees equal
to    0.01    % and    0.01    %, respectively, of each fund's average
net assets.
       OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FSC performs transfer agency, dividend disbursing, and shareholder servicing functions for each fund. FSC also calculates the net asset value per share (NAV) and dividends for each fund, maintains the funds' general accounting records, and administers each fund's securities lending program. For the fiscal year ended September
19   97, Destiny I and Destiny II     paid FSC fees equal to
   0.00    % and    0.01    %, respectively, of its average net assets
for transfer agency and related services, and Destiny I and Destiny II
paid FSC fees equal to    0.02    % and    0.03    %, respectively, of
its average net assets for pricing and bookkeeping services.These amounts are before expense reductions, if any.
Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to
reduce    that     fund's custodian or transfer agent fees.
The portfolio turnover rates for Destiny I and Destiny II for the
fiscal year ended September 19   9    7 were    32    % and
   35    %, respectively. These rates vary from year to year.
   YOUR ACCOUNT


HOW TO BUY SHARES
   THE     PRICE    TO BUY ONE SHARE    ,    of each fund is the
fund's net asset value per share (NAV).
Each fund has an agreement with FDC under which each fund issues shares at NAV to State Street Bank and Trust Company (State Street) as Custodian for the Plans. EACH FUND WILL NOT OFFER ITS SHARES PUBLICLY EXCEPT THROUGH THE PLANS. Generally, State Street will hold directly all shares of each fund unless a Planholder owns fund shares directly
after completing or terminating a Plan.    The Plans' offering terms,
including the Plans' Creation and Sales Charges, are reflected in the Prospectus of Fidelity Systematic Investment Plans: Destiny Plans I and Destiny Plans II.
   S    hares    will be     purchased at the next NAV calculated
after    an     order is received and accepted.    Each fund's     NAV
is normally calculated    each business day     at 4:00 p.m. Eastern
time.
Share certificates are not available for fund shares.
HOW TO SELL SHARES
THE FOLLOWING DISCUSSION RELATES ONLY TO THOSE    SHAREHOLDERS     WHO
HAVE COMPLETED OR TERMINATED A PLAN AND HOLD SHARES OF A FUND DIRECTLY. Planholders should consult the section entitled "Cancellation and Refund Rights" of their Plan's Prospectus for a discussion of the requirements for redemption of shares from a Plan. You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
   THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
   Your shares will be sold at the next NAV calculated after your order is received and accepted. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
If you have certificates for your shares, you must submit them to FSC
in order to sell your shares, and you should call    the appropriate
number listed on the front cover     for specific instructions. The
funds currently do not issue share certificates.
For more information, see "Systematic Withdrawal Program" of the Destiny Plans' prospectus.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, signed certificates (if applicable), and
(small solid bullet) Any other applicable requirements listed in the following table.
Mail your letter to the following address:
Fidelity Investments
P.O. Box    77    0   0    02
   Cincinnati    ,    OH 45277    -0   086
Unless otherwise instructed, Fidelity will send a check to the record address.
      TYPE OF REGISTRATION*   SPECIAL REQUIREMENTS


PHONE   All accounts
       (small solid bullet) Maximum check request: $100,000.

                   (small solid bullet) You may exchange to other Fidelity
                               funds if both accounts are registered
                               with the same name(s), address, and
                               taxpayer ID number.
                               (small solid bullet) Call    the appropriate number listed on
                                  the front cover    .





Mail or in Person
(mail_graphic)
(hand_graphic)   Individual, Joint Tenants, Sole          (small solid bullet) The letter of instruction must be signed
                 Proprietorship, Custodial (Uniform       by all person(s) required to sign for the
                 Gifts/Transfers to Minors Act), General  account exactly as it is registered,
                 Partners                                 accompanied by signature guarantee(s).
                 Corporations, Associations               (small solid bullet) The letter of instruction and a corporate resolution must be signed by all
                                                          person(s) required to sign for the
                                                          account, accompanied by signature
                 Trusts                                   guarantee(s).
                                                          (small solid bullet) The letter of instruction must be signed by the Trustee(s), accompanied by
                                                          signature guarantee(s). (If the Trustee's
                                                          name is not registered on your
                                                          account, also provide a copy of the
                                                          trust document, certified within the last
                                                          60 days.)


* IF YOU DO NOT FALL INTO ANY OF THE ABOVE REGISTRATION CATEGORIES (E.G., EXECUTORS, ADMINISTRATORS, CONSERVATORS OR GUARDIANS), PLEASE
CALL    THE APPROPRIATE NUMBER LISTED ON THE FRONT COVER     FOR
FURTHER INSTRUCTIONS.
INVESTOR SERVICES
THE FOLLOWING SHAREHOLDER SERVICES ARE APPLICABLE ONLY TO THOSE SHAREHOLDERS WHO HAVE COMPLETED OR TERMINATED A PLAN AND HOLD SHARES
OF    A FUND DIRECTLY. Planholders should consult the section entitled
"Rights and Privileges of Planholders" in their Plan's     Prospectus
for a discussion of distribution options and other pertinent information.
For accounts not associated with the Plans, Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that F   idelity     sends to you include the
following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if you have more than one account in
a fund. Call FDC    at the appropriate number listed on the front
cover, or your investment professional     if you need additional
copies of financial reports and prospectuses.
FSC pays for shareholder services but not for special services, such as producing and mailing historical account documents. You may be required to pay a fee for special services.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your shares and buy shares of other
Fidelity funds, including the Fidelity Advisor    F    unds, by
telephone or in writing. The shares you exchange will carry credit for any front-end sales charge you previously paid in connection with the
purchase    of Plan shares    .
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page .
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.
DISTRIBUTION OPTIONS
THE FOLLOWING    DISTRIBUTION OPTIONS     ARE APPLICABLE ONLY TO THOSE
SHAREHOLDERS WHO HAVE COMPLETED OR TERMI   NATED A PLAN AND HOLD
S    HARES OF A FUND DIRECTLY. Planholders should consult the section
entitled "   Rights and Privileges of Planholders    " in their Plan's
Prospectus for a discussion of distribution options and other pertinent information.
You can choose from three distribution options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If
you do not indicate a choice on your    Plan's     application, you
will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Distribution checks will be mailed within seven days.
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital
gains are distributed        as dividends    and taxed as ordinary
income    ; capital gain distributions are taxed as long-term capital gains.
Every January, Fidelity will send you and the IRS a statement showing
the tax    characterization of     distributions paid to you in the
previous year.
TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund,    Fidelity     will send you a
confirmation statement showing how many shares you sold and at what price.
You will also receive a transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, each fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign        governments may impose taxes
on    a     fund and    i    t   s     investments   ,     and these
taxes generally will reduce    a     fund   '    s distributions.
However,    if you meet certain holding period requirements with
respect to your fund shares, an offsetting     tax credit may be
available to you. If    you do not meet such holding period
requirements, you may still be entitled to a deduction for certain
foreign taxes. In either case    , your tax statement will show more
taxable income        or capital gains than were actually distributed
by the fund,        but will also show the amount of the available
offsetting        credit or deduction   .
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market
quotations.    Short-term securities with remaining maturities of
sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the
effect of changes in a security's market value.     Foreign securities
are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets
   may be     valued by another method that the Board of Trustees
believes accurately reflects fair value.
Planholders who have redeemed shares under "Cancellation and Refund Rights" (discussed in the Plans' Prospectus), may not reinstate at NAV the proceeds from such a cancellation or refund until all refunded Creation and Sales Charges included in the cancellation have first been deducted in full from the amount being replaced. To redeem shares from a Plan, refer to the section entitled "Rights and Privileges of Planholders" in your Plan's Prospectus, or contact your investment professional.
WHEN YOU SIGN YOUR PLAN'S APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE    OR
ELECTRONICALLY    . Fidelity    will not be responsible     for
any     losses resulting from unauthorized transactions if it
follow   s     reasonable    security     procedures designed to
verify the identity of the    investor    . Fidelity will request
personalized security codes or other information, and may also record
calls.    For transactions conducted through the Internet, Fidelity
recommends the use of an Internet browser with 128-bit encryption.
    You should verify the accuracy of    your     confirmation
statements immediately after    you     rece   ive them    . If you do
not want the ability to redeem and exchange by telephone, call    the
appropriate number listed on the front cover     for instructions.
Additional documentation may be required from corporations, associations, and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. EXCHANGE RESTRICTIONS
THE EXCHANGE PRIVILEGE IS AVAILABLE ONLY TO THOSE    SHAREHOLDERS
    WHO HAVE COMPLETED OR TERMINATED A PLAN AND    HOLD     SHARES OF
   A     FUND DIRECTLY. As a shareholder, you have the privilege of
exchanging shares of a fund for shares of other Fidelity funds   ,
including the Fidelity Advisor Funds    .    However,     you should
note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
   (small solid bullet) If you exchange into a fund with a sales charge, you pay the difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
   (small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
   fees of up to 1.00% on purchases,     administrative fees of up to
$7.50, and    t    r   ading     fees of up to 1.50% on exchanges.
Check each fund's prospectus for details.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.











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SPONSOR
FIDELITY DISTRIBUTORS CORPORATION
82 Devonshire Street
Boston, Massachusetts 02109
FIDELITY INVESTMENTS INSTITUTIONAL
 SERVICES COMPANY, INC.
BROKER/DEALER SERVICES DIVISION
82 Devonshire Street
Boston, MA 02109
FOR INVESTMENT PROFESSIONALS OR POTENTIAL
INVESTORS SEEKING AN INVESTMENT PROFESSIONAL
RECOMMENDATION CALL:
NATIONWIDE: 1-800-433-0734
IN ALASKA OR OVERSEAS (CALL COLLECT): 617-328-5000
CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts
TRANSFER AND SHAREHOLDERS'
SERVICING AGENT
BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8300
Boston, Massachusetts 02266-8300
FOR ACTIVE PLANS CALL:
Nationwide: 1-800-225-5270
FIDELITY SERVICE CO   MPANY, INC    .
P.O. Box 770002
Cincinnati, OH 45277-0002
Nationwide: 1-800-433-0734
AUDITORS
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
I.DES-PRO-119   7
Printed on recycled paper

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 64 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on this 19th day of November 1997.

      FIDELITY DISTRIBUTORS CORPORATION
      By /s/
        Martha Willis, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     (Signature)   (Title)   (Date)



/s/Martha Willis     President   November 19, 1997

    Martha Willis





/s/Caron Ketchum     Treasurer   November 19, 1997

    Caron Ketchum



/s/Edward C. Johnson 3d    Director   November 19, 1997

    Edward C. Johnson 3d



/s/James C. Curvey    Director   November 19, 1997

   James C. Curvey





/s/Michael Mlinac     Director   November 19, 1997

   Michael Mlinac




EXHIBITS
A. (1) Custodian Agreement, as amended and restated, dated September 16, 1994, between Fidelity Distributors Corporation and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 1.A.(1) of Post-Effective Amendment No. 62.
 (2) None.
 (3)  (a) Not applicable.
  (b) Plan Dealer Agreement is incorporated herein by reference to
Exhibit 1.A.(3)(b) of Post-Effective Amendment No. 62.
  (c) Dealer Commission and Service Fee Schedule is incorporated herein by reference to Exhibit 1.A.(3)(c) of Post-Effective Amendment No. 62.
 (4) None.
 (5) (a) Not applicable.
  (b) Not applicable.
 (6) Articles of Incorporation and By-laws of Fidelity Distributors Corporation are incorporated herein by reference to Exhibit 1.A.(6) of Post-Effective Amendment No. 50.
 (7) The Consolidated Financial Statements of Seaboard Surety Company, for the fiscal year ended December 31, 1996, are electronically filed herein as Exhibit 1.A(7).
 (8) Franchise Agreement dated August 2, 1984 between Fidelity Distributors Corporation and Fidelity Destiny Portfolios, on behalf of Destiny I, is incorporated herein by reference to Exhibit 1.A.(8)(a) of Post-Effective Amendment No. 62.
   Franchise Agreement dated December 30, 1985 between Fidelity Distributors Corporation and Fidelity Destiny Portfolios, on behalf of Destiny II, is incorporated herein by reference to Exhibit 1.A.(8)(b) of Post-Effective Amendment No. 62.
 (9)  None.
 (10)  Not applicable.
B. (1) Not applicable.
 (2) Audited Financial Statements, for the fiscal year ended September 30, 1997, are filed herein as part of the Prospectus.
C.  Not applicable.